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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-5410

ING Prime Rate Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2009

Funds

Annual Report

February 28, 2009

ING Prime Rate Trust

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

ING Prime Rate Trust

ANNUAL REPORT

February 28, 2009

Table of Contents

Portfolio Managers' Report	2

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Statement of Cash Flows	12

Financial Highlights	13

Notes to Financial Statements	14

Portfolio of Investments	25

Shareholder Meeting Information	52

Additional Information	54

Tax Information	56

Trustee and Officer Information	57

Advisory Contract Approval Discussion	62

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ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT

Dear Shareholders:

ING Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans.

PORTFOLIO CHARACTERISTICS AS OF FEBRUARY 28, 2009
Net Assets	$552,839,703
Total Assets	$864,223,680
Assets Invested in Senior Loans	$831,717,911
Senior Loans Represented	476
Average Amount Outstanding per Loan	$1,747,307
Industries Represented	36
Average Loan Amount per Industry	$23,103,275
Portfolio Turnover Rate (YTD)	10%
Weighted Average Days to Interest Rate Reset	37
Average Loan Final Maturity	54 months
Total Leverage as a Percentage of Total Assets (including preferred shares)	35.41%

PERFORMANCE SUMMARY

The Trust declared $0.10 of dividends during the fourth fiscal quarter and $0.41 during the year ended February 28, 2009. Based on the average month-end net asset value ("NAV") per share of $3.57 for the quarter and $5.40 for the year, this resulted in an annualized distribution rate(1) of 10.72% for the quarter and 8.00% for the year. The Trust's total net return for the fourth fiscal quarter, based on NAV, was 8.24% versus a total gross return on the S&P/LSTA Leveraged Loan Index (the "Index")(2) of 5.03% for the same quarter. For the year ended February 28, 2009, the Trust's total return, based on NAV, was (31.93)%, versus (18.67)% gross return for the Index. The total market value return (based on full reinvestment of dividends) for the Trust's common shares during the fourth fiscal quarter was 10.07% and for the year ended February 28, 2009 was (32.03)%.

MANAGER'S COMMENTARY

The use of leverage by the Trust for investment purposes (discussed below) had an amplifying effect on the Trust's negative returns during the fiscal year ended February 28, 2009, and was the primary factor contributing to the Trust's underperformance relative to the Index. Core investment performance (as defined by the unprecedented decline in senior bank loan prices and the Trust's NAV) during this period was also significantly impacted by issues (detailed in the Trust's most recent quarterly report dated November 30, 2008) affecting global credit markets generally, and the loan market specifically. The Trust also had an investment of approximately 8% in loans issued by foreign obligors, primarily companies domiciled in western Europe. The European loan market experienced a price correction similar to that in the U.S. during the latter part of 2008. As a result,

(1)  The distribution rate is calculated by annualizing dividends declared during the period and dividing the resulting annualized dividend by the Trust's average net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(2)  The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's ("S&P") and the Loan Syndications and Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

that portion of the Trust's portfolio underperformed relative to the Index during the Trust's fiscal year.

The fourth fiscal quarter ended February 28, 2009 marked a significant turnaround for the senior loan asset class, as loan prices moved materially off the recorded lows reached in mid-December of last year. During this period, the Trust materially outperformed the Index (8.24%, versus 5.03%) due to a lower overall default experience and the positive impact of leverage in a rising loan price environment. As of February 28, 2009, 1.92% of the Trust's investments had experienced a default, as compared to 5.25% for the Index. The Trust's non-performing ratio at that time was 0.65%.

The much-improved tone of the market thus far in 2009 continues to stem from a significantly better technical position, as the supply of new loans remains historically low and forced selling, while still largely unpredictable, continues to moderate. Additionally, financial market participants have greeted, generally warmly, the new government economic stimulus packages aimed at reviving the financial system and rekindling demand for financial assets. While neither the TARP nor TALF programs are expected to have a material influence on loan prices directly, we believe these proposals, properly executed, are likely to stimulate demand in credit markets overall, potentially attracting capital and driving investors to seek out various relative value opportunities. Under this scenario, we also believe the total return opportunity implied by current loan prices is likely to further increase interest from both new and traditional loan investors.

While the loan market's technical position has been improving over the last several months, the fundamentals (i.e., default and recovery rates, and the broader economic outlook) have been deteriorating. The Commerce Department has announced that the U.S. Gross Domestic Product contracted by 6.2% in the last quarter of 2008, the steepest slide since the second quarter of 1982 when GDP fell 6.4%. Further, employment losses are clearly escalating. Leading indicators do not point to a near-term reversal or a substantially different set of outcomes for a good portion, if not all, of this year. Consequently, we fully expect the loan market's default rate to rise further, likely exceeding the recorded highs. While the market will see its share of default related losses as this credit cycle unfolds, do recall that default does not necessarily translate into realized loss in the senior bank loan category, given the secured nature of the asset class. We believe that our strategy, one that emphasizes senior first-lien secured bank loans with generally better credit quality and liquidity than the benchmark, combined with rigorous ongoing monitoring, has the potential to continue the Trust's favorable experience in terms of non-performing assets.

TOP TEN SENIOR LOAN ISSUERS AS OF FEBRUARY 28, 2009 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
CHS/Community Health Systems, Inc.	4.2%	6.5%
Cequel Communications, LLC	3.5%	5.5%
HCA, Inc.	2.3%	3.6%
CSC Holdings, Inc.	2.1%	3.3%
Metro-Goldwyn-Mayer, Inc.	1.9%	3.0%
Norwood Promotional Products	1.7%	2.6%
ARAMARK Corporation	1.5%	2.4%
Georgia Pacific Corporation	1.4%	2.2%
NRG Energy, Inc.	1.3%	2.1%
Univision Communications, Inc.	1.3%	2.1%

TOP TEN INDUSTRY SECTORS AS OF FEBRUARY 28, 2009 AS A PERCENTAGE OF:
	TOTAL ASSETS	NET ASSETS
Healthcare, Education and Childcare	13.7%	21.4%
North American Cable	10.0%	15.7%
Utilities	5.6%	8.7%
Retail Stores	5.5%	8.6%
Printing & Publishing	5.2%	8.1%
Leisure, Amusement, Entertainment	4.8%	7.5%
Data and Internet Services	4.3%	6.7%
Chemicals, Plastics & Rubber	4.1%	6.4%
Personal & Nondurable Consumer Products	3.7%	5.8%
Radio and TV Broadcasting	3.6%	5.6%

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

USE OF LEVERAGE

During periods of highly volatile loan prices, the Trust's use of leverage for investment purposes will typically have a magnifying impact on NAV performance. This was the case in the Trust's fiscal year and fiscal quarter ended February 28, 2009. As of February 28, 2009, the Trust's leverage consisted of $81 million outstanding under $325 million of revolving credit facilities, and $225 million of "Aaa/AAA(3)" rated cumulative auction rate preferred shares.

Using leverage for investment purposes involves borrowing at a floating short-term rate, and seeking to invest those proceeds at a higher floating rate. Unlike traditional fixed income asset classes, using leverage in the floating rate senior loan asset class should not expose investors to the same degree of risk from rising short-term interest rates, as the income produced from the Trust's loan investments will adjust in a fashion consistent with the Trust's borrowing costs. The use of leverage can, however, magnify the erosion of the Trust's net asset value in declining markets.

As a part of its use of leverage, in 2000 the Trust issued $450 million of "Aaa/AAA(3)" rated cumulative auction rate preferred shares. Beginning in early February 2008, and continuing to date, for the first time in the history of its auction rate preferred shares program, the Trust did not receive hold orders and purchase requests for its preferred shares during their weekly auctions that equaled the full amount of such shares. As a result, the amount sold by each selling shareholder was reduced pro rata or to zero. In addition, the dividend rate on such preferred shares, which is normally set by means of a Dutch auction procedure, automatically reset to the maximum rate permitted under the preferred shares program. That maximum rate is 150% of the applicable commercial paper base rate on the day of the auction.

As we have stated in the past, it is important for investors in the Trust's common and preferred shares to understand that this is a market liquidity issue and not a credit issue. The preferred shares of ING Prime Rate Trust have the highest rating issued by the rating agencies and are backed by the assets of the Trust. Further, even under current conditions, we believe that the Trust will be able to continue to pay the dividends required under its preferred shares program, whether those dividend rates are set by the Dutch auction procedure or at the maximum rate.

In response to the above described problems with the liquidity of the Trust's auction rate preferred shares, the Trust redeemed $225 million of the $450 million auction rate preferred shares outstanding, approximately 50% by series, in July 2008. The Board of Trustees ("Board") and the management of the Trust continue to evaluate options to address the on-going liquidity concerns with respect to the remaining auction rate preferred securities. There can be no assurance that any means for liquidity will be identified, and if they are, it is possible that the Trust's leverage or its benefits from leverage will diminish.

(3)  Obligations rated Aaa by Moody's Investors Service are judged to be of the highest quality, with minimal credit risk. An obligator rated 'AAA' has extremely strong capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's. Credit quality refers to the Trust's underlying investments, not to the stability or safety of this Trust.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

`

Jeffrey A. Bakalar Senior Vice President Senior Portfolio Manager ING Investment Management Co.	Daniel A. Norman Senior Vice President Senior Portfolio Manager ING Investment Management Co.

ING Prime Rate Trust
April 2, 2009

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

	Average Annual Total Returns for the Years Ended February 28, 2009
	1 Year	3 Years	5 Years	10 Years
Based on Net Asset Value (NAV)	(31.93)%	(13.60)%	(5.50)%	(1.06)%
Based on Market Value	(32.03)%	(13.80)%	(8.31)%	(2.23)%
S&P/LSTA Leveraged Loan Index	(18.67)%	(6.19)%	(1.80)%	1.59%
Credit-Suisse Leveraged Loan Index	(20.05)%	(6.56)%	(1.85)%	1.59%

The table above illustrates the total return of the Trust against the Indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns based on NAV reflect that ING Investments, LLC (the Trust's "Investment Adviser") may have waived or recouped fees and expenses otherwise payable by the Trust.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Trust's future performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the New York Stock Exchange ("NYSE") Composite closing price (in the case of Market Value) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

Senior loans are subject to credit risks and the potential for non-payment of scheduled principal or interest payments, which may result in a reduction of the Trust's NAV.

This report contains statements that may be "forward-looking" statements. Actual results could differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

INDEX DESCRIPTIONS

The S&P/LSTA Leveraged Loan Index is an unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor's and the Loan Syndications & Trading Association ("LSTA") conceived the Index to establish a performance benchmark for the syndicated leveraged loan industry. An investor cannot invest directly in an index.

The Credit-Suisse Leveraged Loan Index is an unmanaged index of below investment grade loans designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. An investor cannot invest directly in an index.

ING Prime Rate Trust

PORTFOLIO MANAGERS' REPORT (continued)

YIELDS AND DISTRIBUTION RATES

	Prime Rate	NAV 30-day SEC Yield(A)	Mkt. 30-Day SEC Yield(A)	Annualized Dist. Rate @ NAV(B)	Annualized Dist. Rate @ Mkt.(B)
February 28, 2009	3.25%	8.22%	8.96%	8.82%	9.60%
November 30, 2008	4.00%	13.88%	15.41%	7.72%	11.79%
August 31, 2008	5.00%	7.38%	8.56%	6.12%	7.21%
May 31, 2008	5.00%	8.18%	8.89%	7.58%	7.95%

(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the U.S. Securities and Exchange Commission ("SEC") standardized yield formula.

(B)  The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

Risk is inherent in all investing. The following are the principal risks associated with investing in the Trust. This is not, and is not intended to be, a description of all risks of investing in the Trust. A more detailed description of the risks of investing in the Trust is contained in the Trust's current prospectus.

Credit Risk: The Trust invests a substantial portion of its assets in below investment grade senior loans and other below investment grade assets. Below investment grade loans involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust's common shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the value of the Trust's NAV will decrease.

Interest Rate Risk: Changes in short-term market interest rates will directly affect the yield on the Trust's common shares. If short-term market interest rates fall, the yield on the Trust's common shares will also fall. To the extent that the interest rate spreads on loans in the Trust experience a general decline, the yield on the Trust will fall and the value of the Trust's assets may decrease, which will cause the Trust's value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Trust's portfolio, the impact of rising rates will be delayed to the extent of such lag.

Leverage Risk: The Trust borrows money for investment purposes. Borrowing increases both investment opportunity and investment risk. In the event of a general market decline in the value of assets such as those in which the Trust invests, the effect of that decline will be magnified in the Trust because of the additional assets purchased with the proceeds of the borrowings. The Trust also faces the risk that it might have to sell assets at relatively less advantageous times if it were forced to de-leverage if a source of leverage becomes unavailable.

ING Prime Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Prime Rate Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Prime Rate Trust, as of February 28, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Prime Rate Trust as of February 28, 2009, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 29, 2009

ING Prime Rate Trust

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2009

ASSETS:
Investments in securities at value (Cost $1,271,339,464)	$837,844,895
Cash	2,272,468
Foreign currencies at value (Cost $1,111,225)	1,108,305
Receivables:
Investment securities sold	15,615,810
Interest	5,677,745
Other	30,002
Unrealized appreciation on forward foreign currency contracts	1,560,139
Prepaid expenses	114,316
Total assets	864,223,680
LIABILITIES:
Notes payable	81,000,000
Payable for investment securities purchased	959,695
Deferred arrangement fees on senior loans	442,992
Dividends payable — preferred shares	7,745
Payable to affilates	693,526
Payable to custodian	113,317
Accrued trustees fees	35,673
Unrealized depreciation on forward foreign currency contracts	61,195
Unrealized depreciation on unfunded commitments	2,468,935
Other accrued expenses	600,899
Total liabilities	86,383,977
Preferred shares, $25,000 stated value per share at liquidation value (9,000 shares outstanding)	225,000,000
NET ASSETS	$552,839,703
Net assets value per common share outstanding (net assets divided by 145,177,757 shares of beneficial interest authorized and outstanding, no par value)	$3.81
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,311,573,950
Undistributed net investment income	21,095,219
Accumulated net realized loss on investments	(344,782,564)
Net unrealized depreciation on investments, foreign currency related transactions, and unfunded commitments	(435,046,902)
NET ASSETS	$552,839,703

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF OPERATIONS for the Year Ended February 28, 2009

INVESTMENT INCOME:
Interest	$91,093,115
Arrangement fees earned	384,312
Other	1,389,617
Total investment income	92,867,044
EXPENSES:
Investment management fees	10,457,618
Administration fees	3,268,006
Transfer agent fees	69,121
Interest expense	8,215,637
Shareholder reporting expense	107,490
Custody and accounting expense	616,914
Revolving credit facility fees	807,671
Professional fees	548,083
Preferred shares — dividend disbursing agent fees	1,145,056
Pricing expense	24,898
ICI fees	2,750
Postage expense	350,940
Trustees fees	31,625
Miscellaneous expense	50,959
Total expenses	25,696,768
Net investment income	67,170,276
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, PAYMENTS BY AFFILIATES, AND UNFUNDED COMMITMENTS:
Net realized gain (loss) on:
Investments	(118,269,679)
Forward foreign currency contracts	19,953,007
Foreign currency related transactions	1,833,289
Payments by affiliates	298,074
Net realized loss on investments, foreign currency related transactions, and payments by affiliates	(96,185,309)
Net change in unrealized appreciation or depreciation on:
Investments	(241,053,624)
Foreign currency related transactions	3,711,693
Unfunded commitments	(258,856)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	(237,600,787)
Net realized and unrealized loss on investments, foreign currency related transactions, payments by affiliates and unfunded commitments	(333,786,096)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(8,394,943)
Decrease in net assets resulting from operations	$(275,010,763)

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended February 28, 2009	Year Ended February 29, 2008
FROM OPERATIONS:
Net investment income	$67,170,276	$108,192,188
Net realized gain (loss) on investments, foreign currency related transactions, and payments by affiliates	(96,185,309)	5,073,469
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and unfunded commitments	(237,600,787)	(230,998,967)
Distributions to preferred shareholders from net investment income	(8,394,943)	(23,475,824)
Decrease in net assets resulting from operations	(275,010,763)	(141,209,134)
FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(59,418,526)	(81,821,838)
Decrease in net assets from distributions to common shareholders	(59,418,526)	(81,821,838)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions from common shares	279,285	450,139
Proceeds from shares sold	13,803	17,785
Net increase from capital share transactions	293,088	467,924
Net decrease in net assets	(334,136,201)	(222,563,048)
NET ASSETS:
Beginning of year	886,975,904	1,109,538,952
End of year (including undistributed net investment income of $21,095,219 and $390,926 respectively)	$552,839,703	$886,975,904

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

STATEMENT OF CASH FLOWS for the Year Ended February 28, 2009

INCREASE (DECREASE) IN CASH Cash Flows From Operating Activities:
Interest received	$97,154,516
Facility fees received	24,898
Dividend paid to preferred shareholder	(8,550,312)
Arrangement fee received	128,494
Other income received	583,149
Interest paid	(9,575,492)
Other operating expenses paid	(17,530,483)
Purchases of securities	(122,973,754)
Proceeds on sale of securities	592,446,915
Net cash provided by operating activities	531,707,931
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(59,139,241)
Redemption of preferred shares	(225,000,000)
Proceeds from shares sold	13,803
Net paydown of notes payable	(257,000,000)
Net cash flows used in financing activities	(541,125,438)
Net decrease	(9,417,507)
Cash at beginning of year	11,689,975
Cash at end of year	$2,272,468
Reconciliation of Decrease In Net Assets Resulting From Operations To Net Cash Provided by Operating Activities:
Decrease in net assets resulting from operations	$(275,010,763)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by operating activities:
Change in unrealized appreciation or depreciation on investments	241,053,624
Change in unrealized appreciation or depreciation on foreign currencies	(22,581)
Change in unrealized appreciation or depreciation on forward foreign currency contracts	(4,507,997)
Change in unrealized depreciation on unfunded commitments	258,856
Change in unrealized appreciation or depreciation on other assets and liablilities	818,885
Net accretion of discounts on investments	(5,556,775)
Net amortization of premiums on investments	259,070
Net realized loss on investments, foreign currency related transactions and payments by affiliates	96,185,309
Purchases of securities	(122,973,754)
Proceeds on sale of securities	592,446,915
Decrease in other assets	12,417
Decrease in interest receivable	11,359,106
Decrease in prepaid facility fees on notes payable	24,898
Increase in prepaid expenses	(93,804)
Decrease in deferred arrangement fees on revolving credit facilities	(255,818)
Decrease in accrued interest payable	(1,359,855)
Decrease in dividends payable — preferred shares	(155,369)
Decrease in payable to affiliates	(693,129)
Decrease in accrued trustees fees	(8,890)
Decrease in other accrued expenses	(72,414)
Total adjustments	806,718,694
Net cash provided by operating activities	$531,707,931
Non Cash Financing Activities
Reinvestment of dividends	$279,285

See Accompanying Notes to Financial Statements

ING PRIME RATE TRUST  FINANCIAL HIGHLIGHTS

For a common share outstanding throughout the year

	Years Ended February 28 or February 29,
	2009			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year		$6.11		7.65	7.59	7.47	7.34
Income (loss) from investment operations:
Net investment income		$0.46		0.75	0.71	0.57	0.45
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and unfunded commitments		$(2.29)		(1.57)	0.06	0.12	0.16
Distribution to Preferred Shareholders		$(0.06)		(0.16)	(0.16)	(0.11)	(0.05)
Total from investment operations		$(1.89)		(0.98)	0.61	0.58	0.56
Distributions to Common Shareholders from net investment income		$(0.41)		(0.56)	(0.55)	(0.46)	(0.43)
Net asset value, end of year		$3.81		6.11	7.65	7.59	7.47
Closing market price at end of year		$3.50		5.64	7.40	7.02	7.56
Total Investment Return(1)
Total investment return at closing market price(2)%		(32.03	)(a)	(17.25)	13.84	(0.82)	2.04
Total investment return at net asset value(3)%		(31.93	)(a)	(13.28)	8.85	8.53	7.70
Ratios/Supplemental Data
Net assets end of year (000's)		$552,840		886,976	1,109,539	1,100,671	1,082,748
Preferred Shares-Aggregate amount outstanding (000's)		$225,000		450,000	450,000	450,000	450,000
Liquidation and market value per share of Preferred Shares		$25,000		25,000	25,000	25,000	25,000
Asset coverage inclusive of Preferred Shares and debt per share(4)		$70,175		53,125	62,925	55,050	53,600
Borrowings at end of period (000's)		$81,000		338,000	281,000	465,000	496,000
Asset coverage per $1,000 of debt(4)		$10,603		4,956	6,550	4,335	4,090
Average borrowings (000's)		$227,891		391,475	459,982	509,178	414,889
Ratios to average net assets including Preferred Shares(5)
Expenses (before interest and other fees related to revolving credit facility)%		1.54		1.54	1.57	1.64	1.60
Net expenses after expense waiver	%	2.38		3.05	3.27	3.02	2.21
Gross expenses prior to expense waiver	%	2.38		3.05	3.27	3.02	2.22
Net investment income	%	6.22		7.23	6.68	5.44	4.21
Ratios to average net assets plus borrowings
Expenses (before interest and other fees related to revolving credit facility)%		1.54		1.60	1.56	1.58	1.63
Net expenses after expense waiver	%	2.37		3.17	3.25	2.90	2.26
Gross expenses prior to expense waiver	%	2.37		3.17	3.25	2.90	2.27
Net investment income	%	6.21		7.53	6.63	5.24	4.32
Ratios to average net assets
Expenses (before interest and other fees related to revolving credit facility)%		1.95		2.20	2.21	2.33	2.29
Net expenses after expense waiver	%	3.01		4.36	4.62	4.27	3.17
Gross expenses prior to expense waiver	%	3.01		4.36	4.62	4.27	3.18
Net investment income	%	7.86		10.35	9.42	7.71	6.04
Portfolio turnover rate	%	10		60	60	81	93
Common shares outstanding at end of year (000's)		145,178		145,094	145,033	145,033	145,033

(1)  Total investment return calculations are attributable to common shares.

(2)  Total investment return at market value has been calculated assuming a purchase at market value at the beginning of each period and a sale at market value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)  Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

This calculation differs from total investment return at market value because it excludes the effects of changes in the market values of the Trust's shares.

(4)  Asset coverage ratios, as presented in previous annual reports, represented the coverage available for both the borrowings and preferred shares expressed in relation to each $1,000 of borrowings and preferred shares liquidation value outstanding. The Asset coverage ratio per $1,000 of debt is now presented to represent the coverage available to each $1,000 of borrowings before consideration of any preferred shares liquidation, while the Asset coverage inclusive of Preferred Shares, presents the coverage available to both borrowings and preferred shares, expressed in relation to the per share liquidation price of the preferred shares.

Asset coverage, with respect to Preferred Shares, represents the total assets of the Trust, less all liabilities and indebtedness not represented by "senior securities" (i.e., the Trust's Preferred Shares and borrowings described above) in relation to the total amount of Preferred Shares and borrowings outstanding.

Asset coverage, with respect to borrowings, represents the total assets of the Trust, less all liabilities and indebtedness not represented by "senior securities" (i.e., the Trust's Preferred Shares and borrowings described above) in relation to the total amount of only borrowings outstanding (i.e., the denominator of the borrowings ratio includes only borrowings; in contrast, the denominator of the Preferred Share ratio includes both borrowings and Preferred Shares).

(5)  Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to the Preferred Shares; ratios do not reflect any add-back for the borrowings.

(a)  There was no impact on total return due to payments by affiliates.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009

NOTE 1 — ORGANIZATION

ING Prime Rate Trust (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end, management investment company. The Trust invests primarily in senior loans, which generally are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and which contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Senior Loan and Other Security Valuation. Senior loans held by the Trust are normally valued at the average of the means of one or more bid and ask quotations obtained from an independent pricing service or other sources determined by the Trust's Board to be independent and believed to be reliable. Loans for which reliable market value quotations are not readily available may be valued with reference to another loan or a group of loans for which reliable quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued.

The Trust has engaged independent pricing services to provide market value quotations from dealers in loans and, when such quotations are not readily available, to calculate values under the proxy procedure described above. As of February 28, 2009, approximately 98% of total loans were valued based on these procedures. It is expected that most of the loans held by the Trust will continue to be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

Prices from a pricing source may not be available for all loans and the Investment Adviser or ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Adviser or the Sub-Adviser that the Investment Adviser or the Sub-Adviser believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value, as defined by the 1940 Act, as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Adviser or Sub-Adviser and monitored by the Board through its Valuation, Brokerage and Proxy Committee.

In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan,

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market and listed securities for which no sale was reported on a valuation date are valued at the mean between the last reported bid and ask price on such exchange. Securities, other than senior loans, for which reliable market value quotations are not readily available, and all other assets, will be valued at their respective fair values as determined in good faith by, and under procedures established by, the Board. Investments in securities maturing in 60 days or less from the date of acquistion are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Federal Income Taxes. It is the Trust's policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made by the Trust until any capital loss carryforwards have been fully utilized or expire.

C.  Security Transactions and Revenue Recognition. Revolver and delayed draw loans are booked on a settlement date basis. Security transactions and senior loans are accounted for on trade date

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then-current interest rate of the loan. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectable, accrued interest is also written off. Cash collections on non-accrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans, except revolving credit facilities, fees received are treated as discounts and are accreted whereas premiums are amortized. Fees associated with revolving credit facilities are deferred and recognized over the shorter of four years or the actual term of the loan.

D.  Foreign Currency Translation. The books and records of the Trust are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

E.  Forward Foreign Currency Contracts. The Trust may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Trust as an unrealized gain or loss and is reported in the Statement of Assets and Liabilities. Realized gains or losses equal to the difference between the value of the contract at

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency and are included in the Statement of Operations. These instruments may involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. In addition, the Trust could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. Open forward foreign currency contracts are presented following the Portfolio of Investments.

F.  Distributions to Common Shareholders. The Trust declares and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Trust may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. The Trust records distributions to its shareholders on the ex-dividend date.

G.  Dividend Reinvestments. Pursuant to the Trust's Shareholder Investment Program (the "Program"), DST Systems, Inc. ("DST"), the Program administrator, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Trust's common shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Trust at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Share Offerings. The Trust issues shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 3 — INVESTMENTS

For the year ended February 28, 2009, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $122,223,613 and $585,015,642, respectively. At February 28, 2009, the Trust held senior loans valued at $831,717,911 representing 99.3% of its total investments. The market value of these assets is established as set forth in Note 2.

The senior loans acquired by the Trust typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan.

Common and preferred shares, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 3 — INVESTMENTS (continued)

Dates of acquisition and cost or assigned basis of restricted securities are as follows:

	Date of Acquisition	Cost or Assigned Basis
Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)	06/05/02	$100
Block Vision Holdings Corporation (571 Common Shares)	09/17/02	—
Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)	12/26/00	9,793
Cedar Chemical (Liquidation Interest)	12/31/02	—
Decision One Corporation (1,752,103 Common Shares)	05/17/05	1,116,773
Enterprise Profit Solutions (Liquidation Interest)	10/21/02	—
EquityCo, LLC (Warrants for 28,752 Common Shares)	02/25/02	—
Euro United Corporation (Residual Interest in Bankruptcy Estate)	06/21/02	100
Grand Union Company (Residual Interest in Bankruptcy Estate)	07/01/02	2,576
IT Group, Inc. (Residual Interest in Bankruptcy Estate)	09/12/03	25
Kevco Inc. (Residual Interest in Bankruptcy Estate)	06/05/02	25
Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)	08/25/05	—
Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)	06/08/04	—
Norwood Promotional Products, Inc. (104,148 Common Shares)	08/23/04	32,939
Norwood Promotional Products, Inc. (Contingent Value Rights)	12/14/07	377,999
Safelite Realty Corporation (57,804 Common Shares)	10/12/00	—
Transtar Metals (Residual Interest in Bankruptcy Estate)	01/09/03	40,230
TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)	10/15/02	—
US Office Products Company (Residual Interest in Bankruptcy Estate)	02/11/04	—
Total Restricted Securities excluding senior loans (market value $462,482 was 0.08% of net assets at February 28, 2009)		$1,580,560

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment management agreement ("Investment Advisory Agreement") with the Investment Adviser, an Arizona limited liability company, to provide advisory and management services. The Investment Advisory Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's Managed Assets. For purposes of the Investment Advisory Agreement, "Managed Assets" shall mean the Trust's average daily gross asset value, minus the sum of the Trust's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

The Investment Adviser entered into a Sub-Advisory agreement with ING IM, a Connecticut corporation. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Trust's assets in accordance with the Trust's investment objectives, policies, and limitations.

The Trust has also entered into an administration agreement with ING Funds Services, LLC (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's Managed Assets.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 4 — MANAGEMENT AND ADMINISTRATION AGREEMENTS (continued)

The Investment Adviser, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 5 — TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At February 28, 2009, the Trust had the following amounts recorded in payables to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Total
$528,401	$165,125	$693,526

The ING Funds have adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as an Independent Trustee shall be entitled to a retirement payment ("Retirement Benefit") if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee's estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Trust or ING Funds on whose Board the Trustee was serving at the time of his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

The Trust's sub-adviser reimbursed the Trust for compensation received by an affiliate of the sub-adviser in connection with two loans the Trust purchased from that affiliate. Those purchases were conducted in a manner that was determined to be inconsistent with applicable regulations. The amount reimbursed to the Trust was $298,074.

NOTE 6 — COMMITMENTS

The Trust has entered into both a $185 million 364-day revolving credit agreement which matures August 19, 2009 and a $140 million 364-day revolving securitization facility which matures May 29, 2009, collateralized by assets of the Trust. Borrowing rates under these agreements are based on a fixed spread over LIBOR, or a commercial paper-based rate. Prepaid arrangement fees for these facilities are amortized over the term of the agreements. The amount of borrowings outstanding at February 28, 2009, was $81 million. Weighted average interest rate on outstanding borrowings was 2.93%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 9.37% of total assets at February 28, 2009. Average borrowings for the year ended February 28, 2009 were $227,890,781 and the average annualized interest rate was 3.61% excluding other fees related to the unused portion of the facilities, and other fees.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 6 — COMMITMENTS (continued)

As of February 28, 2009, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Calpine Corporation	$577,500
Cengage Learning, Inc.	3,333,333
Coleto Creek Power	4,458,334
Fontainebleau Resorts, LLC	633,333
Golden Nugget, Inc.	$174,679
Kerasotes Theatres, Inc.	825,000
Sturm Foods, Inc.	500,000
$10,502,179

The unrealized depreciation on these commitments of $2,468,935 as of February 28, 2009 is reported as such on the Statement of Assets and Liabilities.

NOTE 7 — RIGHTS AND OTHER OFFERINGS

As of February 28, 2009, outstanding share offerings pursuant to shelf registrations were as follows:

Registration Date	Shares Registered	Shares Remaining
9/15/98	25,000,000	12,368,668
3/04/99	5,000,000	3,241,645

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $0.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness and to purchase additional senior loans. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. Preferred shares have no stated conversion, redemption or liquidation date, but may be redeemed at the election of the Trust. Such shares may only be redeemed by the Preferred Shareholders if the Trust fails to meet certain credit quality thresholds within its portfolio.

Since early February 2008, for the first time in the history of its auction rate preferred shares program, the Trust did not receive hold orders and purchase requests for its preferred shares during their weekly auctions that equaled the full amount of such shares. As a result the amount sold by each selling shareholder was reduced pro rata or to zero. In addition, the dividend rates on each series of preferred shares, which are normally set weekly by means of a Dutch Auction procedure, automatically reset to the maximum rate permitted under the preferred shares program. That maximum rate is 150% of the applicable commercial paper base rate on the days of each weekly auction.

On June 9, 2008, the Trust announced the approval by the Board of a partial redemption of its outstanding Preferred Shares. The Trust redeemed approximately $225 million of the $450 million of its outstanding Preferred Shares as itemized below. The Preferred Shares were redeemed using proceeds available through the Trust's existing bank loan facility. Redemption costs and the on-going costs of obtaining leverage through a bank loan facility may reduce returns to Common Shares and may be higher than the costs of leverage obtained through the Preferred Shares. The Trust and the Board will continue to closely monitor the situation and evaluate potential options to restore liquidity to and/or provide additional refinancing options for this market in the context of regulatory guidelines, as well as the economic and tax implications for both its Common and Preferred shareholders.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 7 — RIGHTS AND OTHER OFFERINGS (continued)

Preferred Shares	Total Shares Redeemed	Total Liquidation Preference	Redemption Date
Series M	1,800	$45,000,000	07/15/08
Series T	1,800	$45,000,000	07/16/08
Series W	1,800	$45,000,000	07/17/08
Series Th	1,800	$45,000,000	07/18/08
Series F	1,800	$45,000,000	07/21/08
Totals	9,000	$225,000,000

NOTE 8 — CUSTODIAL AGREEMENT

State Street Bank and Trust Company ("SSB") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSB are reduced by earnings credits based on the cash balances held by SSB for the Trust. There were no earnings credits for the year ended February 28, 2009.

NOTE 9 — SUBORDINATED LOANS AND UNSECURED LOANS

The Trust may invest in subordinated loans and in unsecured loans. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a senior loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Adviser believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subject to the aggregate 20% limit on other investments, the Trust may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. As of February 28, 2009, the Trust held 0.7% of its total assets in subordinated loans and unsecured loans.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Prime Rate Trust
	Year Ended February 28, 2009	Year Ended February 29, 2008
Number of Shares
Reinvestment of distributions from common shares	79,343	58,938
Proceeds from shares sold	3,921	2,320
Net increase in shares outstanding	83,264	61,258
Dollar Amount ($)
Reinvestment of distributions from common shares	$279,285	$450,139
Proceeds from shares sold	13,803	17,785
Net increase	$293,088	$467,924

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of February 28, 2009:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$(847,192)	$21,347,486	$(20,500,294)

Dividends paid by the Trust from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended February 28, 2009	Year Ended February 29, 2008
Ordinary Income	Ordinary Income
$67,813,469	$105,297,662

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of February 28, 2009 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
$22,601,908	$(438,484,412)	$(76,149,326)	$(47,376,376)	2010
			(97,064,717)	2011
			(57,686,392)	2012
			(22,421,058)	2013
			(560,828)	2014
			(41,585,301)	2017
			$(266,694,672)

The Trust's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Upon adoption of SFAS No. 161 as of December 1, 2008, management of the Trust continues to assess the impact to the expanded financial statement disclosures.

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING's internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

ING Prime Rate Trust

NOTES TO FINANCIAL STATEMENTS as of February 28, 2009 (continued)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENTS

Effective April 20, 2009, PNC Global Investment Servicing (U.S.) Inc. assumed all account servicing and record-keeping responsibilities for the Trust, replacing the transfer agent, DST Systems, Inc.

Subsequent to February 28, 2009, the Trust paid to Common Shareholders the following dividends from net investment income:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.024	2/27/09	3/10/09	3/23/09
$0.024	3/31/09	4/13/09	4/17/09

Subsequent to February 28, 2009, the Trust paid to Preferred Shareholders the following dividends from net investment income:

Preferred Shares	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates	Average Rate
Series M	$11.55	03/02/09 — 04/20/09	03/09/09 — 04/27/09	03/10/09 — 04/28/09	0.30%
Series T	$10.60	03/03/09 — 04/21/09	03/10/09 — 04/28/09	03/11/09 — 04/29/09	0.27%
Series W	$12.87	03/04/09 — 04/22/09	03/11/09 — 04/29/09	03/12/09 — 04/30/09	0.33%
Series Th	$10.84	03/05/09 — 04/23/09	03/12/09 — 04/30/09	03/13/09 — 05/01/09	0.27%
Series F	$12.21	03/06/09 — 04/24/09	03/13/09 — 05/01/09	03/16/09 — 05/04/09	0.31%

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009

Senior Loans*: 150.5%			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Aerospace & Defense: 2.2%
		Avio Group	NR	NR
	$553,772	Term Loan, 3.764%, maturing December 13, 2014			$295,230
EUR	705,000	Term Loan, 3.896%, maturing December 13, 2014			496,821
	$590,346	Term Loan, 4.314%, maturing December 13, 2015			314,728
EUR	705,000	Term Loan, 4.521%, maturing December 13, 2015			496,821
		Delta Airlines, Inc.	Ba2	BB-
	$1,485,000	Term Loan, 2.435%, maturing April 30, 2012			1,144,687
		Delta Airlines, Inc.	B2	B
	5,442,336	Term Loan, 3.695%, maturing April 30, 2014			2,777,295
		McKechnie Aerospace DE, Inc.	B1	B+
	985,000	Term Loan, 2.480%, maturing May 11, 2014			665,696
		Transdigm, Inc.	Ba3	BB-
	3,000,000	Term Loan, 3.498%, maturing June 23, 2013			2,750,625
		United Airlines, Inc.	B3	B+
	4,104,572	Term Loan, 2.500%, maturing February 01, 2014			2,169,722
		Wesco Aircraft Hardware Corporation	B1	BB-
	1,458,750	Term Loan, 2.730%, maturing September 29, 2013			1,218,968
					12,330,593
Automobile: 1.9%
		Dollar Thrifty Automotive Group, Inc.	Caa3	CCC+
	474,375	Term Loan, 4.250%, maturing June 15, 2014			136,383
		Ford Motor Company	B2	CCC+
	9,656,812	Term Loan, 5.000%, maturing December 16, 2013			3,146,508
		KAR Holdings, Inc.	Ba3	B+
	3,307,011	Term Loan, 3.253%, maturing October 18, 2013			2,259,790
		Oshkosh Truck Corporation	B2	B+
	6,931,636	Term Loan, 3.157%, maturing December 06, 2013			4,906,302
					10,448,983
Beverage, Food & Tobacco: 4.2%
		ARAMARK Corporation	Ba3	BB
	11,180,905	Term Loan, 3.334%, maturing January 26, 2014			9,718,073
	2,940,000	Term Loan, 3.334%, maturing January 26, 2014			2,555,351
	1,089,534	Term Loan, 4.063%, maturing January 26, 2014			946,987
		Pinnacle Foods Holding Corporation	B2	B
	5,614,500	Term Loan, 3.163%, maturing April 02, 2014			4,588,102
		Sturm Foods, Inc.	B2	B
	2,947,500	Term Loan, 3.749%, maturing January 31, 2014			1,746,394

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Beverage, Food & Tobacco: (continued)
		United Biscuits	NR	NR
GBP	1,476,692	Term Loan, 4.473%, maturing December 14, 2014			$1,403,202
		Van Houtte, Inc.	Ba3	BB-
	$650,100	Term Loan, 3.959%, maturing July 19, 2014			511,954
	88,650	Term Loan, 3.959%, maturing July 19, 2014			69,812
		Wm. Wrigley Jr. Company	NR	BBB
	1,500,000	Term Loan, 6.500%, maturing October 06, 2014			1,485,782
					23,025,657
Buildings & Real Estate: 1.2%
		Capital Automotive, L.P.	Ba1	BB
	551,050	Term Loan, 2.170%, maturing December 16, 2010			270,015
		Contech Construction Products, Inc.	B1	B
	1,651,129	Term Loan, 2.45%, maturing January 31, 2013			821,437
		Custom Building Products, Inc.	Ba3	BB-
	2,960,975	Term Loan, 7.942%, maturing October 29, 2011			2,043,072
		John Maneely Company	B2	B+
	4,043,596	Term Loan, 4.436%, maturing December 09, 2013			2,371,824
		KCPC Acquisition, Inc.	Ba2	B-
	526,075	Term Loan, 2.723%, maturing May 22, 2014			362,991
	189,655	Term Loan, 2.750%, maturing May 22, 2014			130,862
		Shea Capital I, LLC	Caa2	BB-
	105,110	Term Loan, 3.807%, maturing October 27, 2011			26,277
		Tishman Speyer	NR	B+
	1,500,000	Term Loan, 2.220%, maturing December 27, 2012			600,000
					6,626,478
Cargo Transport: 1.7%
		Baker Tanks, Inc.	B1	B
	1,965,000	Term Loan, 2.716%, maturing May 08, 2014			1,287,075
		Dockwise Transport, N.V.	NR	NR
	1,094,819	Term Loan, 3.459%, maturing January 11, 2015			571,131
	875,000	Term Loan, 3.459%, maturing January 11, 2015			456,459
	1,094,819	Term Loan, 4.334%, maturing January 11, 2016			571,131
	875,000	Term Loan, 4.334%, maturing January 11, 2016			456,459
	500,000	Term Loan, 5.959%, maturing July 11, 2016			100,000
	560,000	Term Loan, 5.959%, maturing October 20, 2016			112,000

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Cargo Transport: (continued)
		(2)	Gainey Corporation	NR	NR
	$749,586	(3)	Term Loan, 6.344%, maturing April 20, 2012			$80,206
			Inmar, Inc.	B1	B
	540,922		Term Loan, 2.730%, maturing April 29, 2013			465,193
			Railamerica Transportation Corporation	NR	NR
	3,005,440		Term Loan, 5.440%, maturing August 14, 2009			2,749,978
	194,560		Term Loan, 5.440%, maturing August 14, 2009			178,022
			TNT Logistics	Ba2	BB-
	1,887,342		Term Loan, 3.409%, maturing November 04, 2013			1,170,152
	723,070		Term Loan, 4.459%, maturing November 04, 2013			480,842
		(2)	US Shipping Partners, L.P.	Caa3	NR
	1,752,651		Term Loan, 9.000%, maturing March 31, 2012			759,481
						9,438,129
Cellular: 1.0%
			Cricket Communications, Inc.	Ba2	B+
	5,850,000		Term Loan, 6.500%, maturing June 16, 2013			5,451,469
						5,451,469
Chemicals, Plastics & Rubber: 6.4%
			AZ Chem US, Inc.	B1	BB-
EUR	708,898		Term Loan, 5.214%, maturing February 28, 2013			720,098
			Borsodchem Nyrt.	NR	NR
EUR	804,394		Term Loan, 4.555%, maturing March 26, 2015			364,632
EUR	804,394		Term Loan, 5.055%, maturing March 26, 2016			364,632
			Brenntag Holding GmbH & Co. KG	B1	B+
	$1,178,182		Term Loan, 2.527%, maturing January 17, 2014			948,436
	3,621,818		Term Loan, 3.182%, maturing January 17, 2014			2,915,564
			Celanese	Ba2	BB+
	3,200,000		Term Loan, 1.913%, maturing April 02, 2014			2,624,890
			Cristal Inorganic Chemicals, Inc.	Ba3	B
	2,608,028		Term Loan, 3.709%, maturing May 15, 2014			1,532,216
		(2)	Hawkeye Renewables, LLC	B3	NR
	3,626,591	(3)	Term Loan, 0.000%, maturing June 30, 2012			823,236
			Hexion Specialty Chemicals, Inc.	Ba3	B-
	1,164,000		Term Loan, 2.686%, maturing May 05, 2013			460,750
	2,443,750		Term Loan, 3.437%, maturing May 05, 2013			967,317
	985,000		Term Loan, 3.750%, maturing May 05, 2013			329,975
	6,136,653		Term Loan, 3.688%, maturing May 06, 2013			2,429,090
	1,331,698		Term Loan, 3.750%, maturing May 06, 2013			527,130

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
			Ineos US Finance, LLC	Caa1	CCC+
	$1,723,353		Term Loan, 7.702%, maturing December 16, 2012			$710,883
	2,714,710		Term Loan, 8.202%, maturing December 16, 2013			1,092,671
	2,713,966		Term Loan, 8.702%, maturing December 23, 2014			1,092,371
			ISP Chemco, Inc.	Ba3	BB-
	3,447,500		Term Loan, 2.379%, maturing June 04, 2014			2,918,884
			JohnsonDiversey, Inc.	Ba2	BB-
	498,493		Term Loan, 3.184%, maturing December 16, 2010			438,674
	2,552,761		Term Loan, 3.506%, maturing December 16, 2011			2,246,430
			Kraton Polymers, LLC	B1	B
	1,994,872		Term Loan, 3.438%, maturing May 12, 2013			1,034,008
			Lucite International US Finco, Ltd.	B3	B+
	694,036		Term Loan, 3.429%, maturing July 07, 2013			589,931
	1,022,595		Term Loan, 3.429%, maturing July 07, 2013			869,206
		(2)	Lyondell Chemical Company	NR	NR
	202,204		Revolver, 5.750%, maturing December 20, 2013			66,727
	758,263		Revolver, 5.750%, maturing December 20, 2013			250,227
	481,710		Term Loan, 4.959%, maturing December 20, 2013			158,964
	580,507		Term Loan, 5.163%, maturing December 20, 2013			191,567
	580,507		Term Loan, 5.163%, maturing December 20, 2013			191,567
	580,507		Term Loan, 5.163%, maturing December 20, 2013			191,567
	1,444,706		Term Loan, 5.750%, maturing December 20, 2013			476,753
	2,518,983		Term Loan, 7.000%, maturing December 20, 2013			831,264
	2,518,983		Term Loan, 7.000%, maturing December 20, 2013			831,264
	2,518,983		Term Loan, 7.000%, maturing December 20, 2013			831,264
			MacDermid, Inc.	B1	BB-
	1,633,112		Term Loan, 2.479%, maturing April 12, 2014			1,024,778
EUR	799,130		Term Loan, 3.799%, maturing April 12, 2014			532,715
		(2)	Northeast Biofuels, LLC	NR	D
	$115,095	(3)	Term Loan, 10.750%, maturing June 28, 2013			28,774
			Polypore, Inc.	Ba2	BB-
	3,283,333		Term Loan, 2.480%, maturing July 03, 2014			2,347,583

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Chemicals, Plastics & Rubber: (continued)
			Rockwood Specialties Group, Inc.	Ba2	BB+
	$1,838,287		Term Loan, 1.979%, maturing July 30, 2012			$1,629,949
						35,585,987
Containers, Packaging & Glass: 4.1%
			Berry Plastics Corporation	B1	B+
	4,853,696		Term Loan, 2.448%, maturing April 03, 2015			3,483,740
			Graham Packaging Company	B1	B+
	9,976,614		Term Loan, 3.506%, maturing October 07, 2011			8,420,542
			Graphic Packaging International, Inc.	Ba3	BB-
	3,790,864		Term Loan, 3.114%, maturing May 16, 2014			3,180,115
			Mauser AG	NR	NR
EUR	625,000		Term Loan, 3.929%, maturing June 13, 2013			379,338
EUR	625,000		Term Loan, 4.179%, maturing June 13, 2014			379,338
	$842,699		Term Loan, 2.855%, maturing June 13, 2015			402,810
	842,699		Term Loan, 3.105%, maturing June 13, 2016			402,810
			Owens-Illinois	Baa3	BBB-
EUR	654,375		Term Loan, 3.147%, maturing June 14, 2013			706,258
			Pro Mach, Inc.	B1	B
	$2,431,250		Term Loan, 3.710%, maturing December 01, 2011			2,273,219
			Smurfit-Stone Container Corporation	NR	D
	143,198	(5)	Term Loan, 4.344%, maturing November 01, 2010			96,778
	302,559	(5)	Term Loan, 3.481%, maturing November 01, 2011			204,353
	160,522	(5)	Term Loan, 4.263%, maturing November 01, 2011			108,486
			Tegrant Holding Company	Caa3	CC
	500,000		Term Loan, 6.960%, maturing March 08, 2015			75,000
			Xerium Technologies, Inc.	Caa1	B-
	4,195,322		Term Loan, 6.959%, maturing May 18, 2012			2,527,681
						22,640,468
Data and Internet Services: 6.7%
			Activant Solutions, Inc.	B1	B+
	891,915		Term Loan, 3.285%, maturing May 02, 2013			428,119
			Amadeus IT Group, S.A.	NR	NR
EUR	768,581		Term Loan, 3.747%, maturing May 04, 2015			596,522
EUR	768,581		Term Loan, 4.247%, maturing May 04, 2016			596,522
			Audatex	Ba3	BB-
	$1,079,771		Term Loan, 3.746%, maturing May 16, 2014			950,199
			Carlson Wagonlit Holdings, B.V.	B1	BB-
	2,734,600		Term Loan, 3.424%, maturing August 03, 2012			1,230,570
			First Data Corporation	Ba3	BB-
	1,680,086		Term Loan, 3.223%, maturing September 24, 2014			1,108,857

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Data and Internet Services: (continued)
$2,438,243		Term Loan, 3.223%, maturing September 24, 2014			$1,615,641
2,246,875		Term Loan, 3.223%, maturing September 24, 2014			1,490,114
		L-1 Identity Solutions Operating Company	Ba3	BB+
493,750		Term Loan, 6.750%, maturing August 05, 2013			459,188
		Mitchell International, Inc.	Ba3	B+
442,125		Term Loan, 3.500%, maturing March 28, 2014			332,699
		Mitchell International, Inc.	Caa1	B+
250,000		Term Loan, 6.750%, maturing March 30, 2015			147,500
		Orbitz	B2	BB-
7,391,363		Term Loan, 4.106%, maturing July 25, 2014			3,141,329
		Reynolds & Reynolds Company	Ba2	BB
8,236,646	(5)	Term Loan, 2.479%, maturing October 26, 2012			5,436,187
		Sabre, Inc.	B1	B+
11,958,689		Term Loan, 2.881%, maturing September 30, 2014			5,796,974
		Sitel, LLC	B3	B+
2,261,385		Term Loan, 6.600%, maturing January 30, 2014			1,326,680
		Sungard Data Systems, Inc.	Ba3	BB
9,065,879		Term Loan, 2.660%, maturing February 28, 2014			7,648,075
1,493,750		Term Loan, 6.750%, maturing February 28, 2014			1,389,187
		Transaction Network Services, Inc.	B1	BB-
2,047,018		Term Loan, 2.445%, maturing March 28, 2014			1,791,141
		Travelport, Inc.	Ba2	BB-
1,445,156		Term Loan, 3.085%, maturing August 23, 2013			865,890
985,000		Term Loan, 3.709%, maturing August 23, 2013			598,388
289,971		Term Loan, 3.709%, maturing August 23, 2013			173,741
					37,123,523
Diversified / Conglomerate Manufacturing: 2.9%
		BOC Edwards	B1	BB-
3,201,250		Term Loan, 2.479%, maturing May 31, 2014			1,952,763
		Brand Services, Inc.	B1	B
2,821,998		Term Loan, 3.745%, maturing February 07, 2014			1,841,354
1,234,375		Term Loan, 4.739%, maturing February 07, 2014			722,109

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Manufacturing: (continued)
		Brand Services, Inc.	Caa1	CCC+
	$1,600,000	Term Loan, 7.125%, maturing February 07, 2015			$520,000
		Dresser, Inc.	B2	B+
	4,852,885	Term Loan, 3.454%, maturing May 04, 2014			3,525,621
		EPD, Inc.	B2	B+
	433,125	Term Loan, 2.950%, maturing July 31, 2014			178,303
	3,024,219	Term Loan, 2.950%, maturing July 31, 2014			1,244,971
		Ferretti, S.P.A	NR	NR
EUR	577,667	Term Loan, 6.456%, maturing January 22, 2015			107,273
EUR	577,667	Term Loan, 4.553%, maturing January 21, 2016			107,273
		Mueller Group, Inc.	B1	BB+
	$1,734,697	Term Loan, 2.791%, maturing May 24, 2014			1,431,125
		Rexnord Corporation / RBS Global, Inc.	Ba3	BB-
	961,130	Term Loan, 2.938%, maturing July 19, 2013			800,941
		Sensata Technologies	B3	B
	4,095,000	Term Loan, 2.934%, maturing April 27, 2013			1,904,175
		Sensus Metering Systems, Inc.	Ba2	BB
	1,408,696	Term Loan, 2.808%, maturing December 17, 2010			1,288,957
		Textron Fastening Systems	B2	B
	488,750	Term Loan, 4.959%, maturing August 11, 2013			219,937
					15,844,802
Diversified / Conglomerate Service: 4.2%
		Affinion Group	Ba2	BB
	3,937,668	Term Loan, 2.479%, maturing October 17, 2012			3,235,452
		AlixPartners, LLP	B1	BB-
	2,578,769	Term Loan, 3.049%, maturing October 12, 2013			2,237,083
		Brickman Group	Ba3	BB-
	1,965,000	Term Loan, 2.479%, maturing January 23, 2014			1,454,100
		Brock Holdings, Inc.	B1	B+
	1,473,750	Term Loan, 3.468%, maturing February 26, 2014			884,250
		Catalina Marketing Corporation	Ba3	BB-
	2,962,500	Term Loan, 4.459%, maturing October 01, 2014			2,373,703
		Coach America Holdings, Inc.	B2	B
	2,110,711	Term Loan, 3.227%, maturing April 20, 2014			1,343,820
	442,989	Term Loan, 4.209%, maturing April 20, 2014			282,037
		Fleetcor Technologies Operating Company, LLC	Ba3	B+
	113,808	Term Loan, 2.663%, maturing April 30, 2013			79,666
	563,442	Term Loan, 2.663%, maturing April 30, 2013			394,409

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Diversified / Conglomerate Service: (continued)
		Intergraph Corporation	Ba3	BB-
	$1,884,107	Term Loan, 3.256%, maturing May 29, 2014			$1,625,042
		Valley National Gases, Inc.	Ba3	BB-
	1,946,121	Term Loan, 3.522%, maturing February 28, 2014			1,576,358
		Valley National Gases, Inc.	B3	CCC+
	250,000	Term Loan, 7.174%, maturing August 28, 2014			150,000
		Valleycrest Companies, LLC	B1	BB-
	1,844,460	Term Loan, 4.200%, maturing October 04, 2013			1,272,677
		Vertafore, Inc.	B1	B
	3,045,750	Term Loan, 3.749%, maturing January 31, 2012			2,588,887
		West Corporation	B1	BB-
	5,356,608	Term Loan, 2.837%, maturing October 24, 2013			3,967,238
					23,464,722
Diversified Nat'l Rsrcs, Precious Metals & Minerals: 2.2%
		Georgia Pacific Corporation	Ba2	BB+
	14,037,322	Term Loan, 4.122%, maturing December 20, 2012			12,182,641
					12,182,641
Ecological: 0.1%
		Synagro Technologies, Inc.	B2	CCC+
	886,500	Term Loan, 2.450%, maturing April 02, 2014			511,954
		Synagro Technologies, Inc.	Caa2	CCC-
	485,000	Term Loan, 5.200%, maturing October 02, 2014			133,375
					645,329
Electronics: 2.4%
		Brocade Communications Systems, Inc.	Ba2	BB+
	3,209,375	Term Loan, 7.000%, maturing October 07, 2013			2,912,508
		Decision One	NR	NR
	1,743,927	Term Loan, 12.000%, maturing April 15, 2010			1,743,927
		Freescale Semiconductor, Inc.	B1	B-
	5,021,895	Term Loan, 3.931%, maturing November 29, 2013			2,218,603
		Infor Global Solutions	B1	B+
	492,500	Term Loan, 4.210%, maturing July 28, 2012			286,471
	617,098	Term Loan, 5.210%, maturing July 28, 2012			376,430
	1,182,772	Term Loan, 5.210%, maturing July 28, 2012			721,491
EUR	735,000	Term Loan, 5.964%, maturing July 28, 2012			519,129
		Infor Global Solutions	Caa2	CCC+
EUR	500,000	Term Loan, 9.223%, maturing March 02, 2014			142,847

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Electronics: (continued)
		Kronos, Inc.	Ba3	B+
	$3,204,875	Term Loan, 3.709%, maturing June 11, 2014			$2,307,510
		NXP, B.V.	Caa1	CCC
	1,750,000	Floating Rate Note, 7.503%, maturing October 15, 2013			280,000
EUR	1,500,000	Floating Rate Note, 5.362%, maturing October 15, 2013			266,647
		ON Semiconductor	Baa3	BB
	$1,965,000	Term Loan, 2.229%, maturing September 03, 2013			1,444,275
					13,219,838
Finance: 1.1%
		LPL Holdings, Inc.	Ba3	B+
	7,374,906	Term Loan, 2.821%, maturing June 28, 2013			6,047,423
					6,047,423
Foreign Cable, Foreign TV, Radio and Equipment: 4.0%
		Levana Holding 4 GmbH	NR	NR
EUR	728,399	Term Loan, 4.589%, maturing March 02, 2015			96,246
EUR	728,398	Term Loan, 4.839%, maturing March 02, 2016			96,246
		Numericable/YPSO France SAS	NR	NR
EUR	765,871	Term Loan, 4.053%, maturing July 28, 2016			582,992
EUR	1,249,580	Term Loan, 4.053%, maturing July 28, 2016			951,199
EUR	1,984,549	Term Loan, 4.053%, maturing July 28, 2016			1,510,668
EUR	694,875	Term Loan, 4.303%, maturing July 28, 2016			528,445
EUR	1,305,125	Term Loan, 4.303%, maturing July 28, 2016			992,534
		ProSiebenSat.1 Media AG	NR	NR
SEK	2,269,914	Term Loan, 2.955%, maturing July 02, 2014			123,336
EUR	64,583	Term Loan, 3.625%, maturing July 02, 2014			40,046
EUR	1,190,021	Term Loan, 3.625%, maturing July 02, 2014			737,885
EUR	801,232	Term Loan, 3.750%, maturing May 09, 2015			514,786
EUR	36,050	Term Loan, 3.750%, maturing May 09, 2015			23,162
		UPC Financing Partnership	Ba3	B+
	$3,000,000	Term Loan, 2.163%, maturing December 31, 2014			2,568,750
EUR	7,346,871	Term Loan, 3.760%, maturing December 31, 2014			6,874,607
		Virgin Media Investment Holdings, Ltd.	Ba2	BB
GBP	730,970	Term Loan, 4.302%, maturing September 03, 2012			853,101
GBP	371,680	Term Loan, 4.302%, maturing September 03, 2012			433,780
GBP	2,048,281	Term Loan, 4.392%, maturing September 03, 2012			2,390,507
GBP	2,478,536	Term Loan, 4.392%, maturing September 03, 2012			2,892,650
					22,210,940

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Gaming: 3.9%
	Cannery Casino Resorts, LLC	B1	BB
$789,999	Term Loan, 2.680%, maturing May 18, 2013			$734,041
955,622	Term Loan, 2.723%, maturing May 18, 2013			887,932
	CCM Merger, Inc.	B3	B+
3,119,045	Term Loan, 7.298%, maturing July 13, 2012			1,879,225
	Centaur, LLC	B3	CCC
1,116,817	Term Loan, 9.250%, maturing October 30, 2012			557,478
	Fontainebleau Las Vegas, LLC	B3	CCC
1,266,667	Term Loan, 5.443%, maturing June 06, 2014			345,958
	Golden Nugget, Inc.	B3	B-
873,394	Term Loan, 2.395%, maturing June 30, 2014			351,541
1,834,127	Term Loan, 2.480%, maturing June 30, 2014			738,236
	Green Valley Ranch Gaming, LLC	B3	B
1,419,205	Term Loan, 3.016%, maturing February 16, 2014			588,970
	Green Valley Ranch Gaming, LLC	Caa3	CCC
750,000	Term Loan, 3.697%, maturing August 16, 2014			65,625
	Harrahs Operating Company, Inc.	B1	B-
1,985,000	Term Loan, 4.160%, maturing January 28, 2015			1,165,360
1,488,750	Term Loan, 4.163%, maturing January 28, 2015			866,965
	Isle of Capri Casinos, Inc.	B1	B+
1,311,375	Term Loan, 3.209%, maturing July 26, 2014			867,557
1,739,670	Term Loan, 3.209%, maturing July 26, 2014			1,150,901
4,349,174	Term Loan, 3.209%, maturing July 26, 2014			2,877,253
	Las Vegas Sands, LLC	B2	B+
1,592,000	Term Loan, 2.160%, maturing May 23, 2014			715,604
6,304,000	Term Loan, 2.160%, maturing May 23, 2014			2,833,648
	New World Gaming Partners, Ltd.	B1	B+
708,333	Term Loan, 3.935%, maturing September 30, 2014			323,177
3,506,250	Term Loan, 3.935%, maturing September 30, 2014			1,599,727
	Seminole Tribe of Florida	Baa3	BBB
16,617	Term Loan, 3.000%, maturing March 05, 2014			15,053
	VML US Finance, LLC	B2	B
1,932,262	Term Loan, 2.730%, maturing May 24, 2013			1,130,373
867,738	Term Loan, 2.730%, maturing May 25, 2012			507,627
2,000,000	Term Loan, 2.730%, maturing May 26, 2013			1,170,000
				21,372,251
Healthcare, Education and Childcare: 21.4%
	Accellent, Inc.	B2	B+
1,940,000	Term Loan, 3.754%, maturing November 22, 2012			1,571,400

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		AGA Medical Corporation	B1	BB-
	$1,632,209	Term Loan, 3.654%, maturing April 28, 2013			$1,387,378
		Catalent Pharma Solutions	Ba3	BB-
	6,479,111	Term Loan, 3.709%, maturing April 10, 2014			3,952,258
		CHG Medical Staffing, Inc.	Ba3	B+
	1,523,000	Term Loan, 2.979%, maturing January 08, 2013			1,286,935
	400,000	Term Loan, 3.945%, maturing January 08, 2013			338,000
		CHS/Community Health Systems, Inc.	Ba3	BB
	2,063,462	Term Loan, 2.729%, maturing July 25, 2014			1,754,881
	40,347,567	Term Loan, 3.438%, maturing July 25, 2014			34,313,790
		Concentra Operating Corporation	B1	B+
	1,970,000	Term Loan, 3.710%, maturing June 25, 2014			1,157,375
		CRC Health Corporation	Ba3	BB-
	928,466	Term Loan, 3.709%, maturing February 06, 2013			619,751
	971,601	Term Loan, 3.709%, maturing February 06, 2013			648,544
		Education Management Corporation	B2	B+
	5,157,758	Term Loan, 3.250%, maturing June 01, 2013			4,427,616
		Emdeon Business Services, LLC	B1	BB-
	2,350,662	Term Loan, 3.459%, maturing November 16, 2013			2,045,076
		EMSC, L.P.	Ba1	BB+
	2,883,743	Term Loan, 4.173%, maturing February 10, 2012			2,624,206
		Gambro	NR	NR
SEK	2,111,070	Term Loan, 3.868%, maturing June 05, 2014			141,523
SEK	2,146,343	Term Loan, 3.868%, maturing June 05, 2014			143,887
	$646,459	Term Loan, 4.266%, maturing June 05, 2014			389,492
SEK	2,146,343	Term Loan, 4.368%, maturing June 05, 2015			143,887
SEK	2,111,070	Term Loan, 4.368%, maturing June 05, 2015			141,523
	$646,459	Term Loan, 4.766%, maturing June 05, 2015			389,492
		Harlan Sprague Dawley, Inc.	B2	BB-
	2,481,250	Term Loan, 2.977%, maturing July 11, 2014			1,848,531
		Harrington Holdings, Inc.	B1	BB-
	2,423,500	Term Loan, 2.729%, maturing January 11, 2014			2,035,740
		HCA, Inc.	Ba3	BB
	23,338,569	Term Loan, 3.709%, maturing November 18, 2013			19,766,461
		Health Management Associates, Inc.	B1	BB-
	1,676,246	Term Loan, 3.209%, maturing February 28, 2014			1,347,283
		Iasis Healthcare, LLC	Ba2	B+
	1,561,810	Term Loan, 2.409%, maturing March 14, 2014			1,371,464

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
	$144,841	Term Loan, 4.763%, maturing March 14, 2014			$127,188
	540,437	Term Loan, 2.409%, maturing March 15, 2014			474,571
		IM US Holdings, LLC	B1	BB
	1,932,595	Term Loan, 2.848%, maturing June 26, 2014			1,724,841
		Life Technologies Corporation	Baa3	BBB-
	1,745,625	Term Loan, 5.250%, maturing November 21, 2015			1,716,714
		Multiplan, Inc.	B1	B+
	1,187,388	Term Loan, 3.000%, maturing April 12, 2013			983,553
		National Mentor, Inc.	B1	B+
	1,969,636	Term Loan, 3.460%, maturing June 29, 2013			1,231,022
	117,736	Term Loan, 5.570%, maturing June 29, 2013			73,585
		Nycomed	NR	NR
EUR	86,211	Term Loan, 5.240%, maturing December 10, 2014			78,381
EUR	535,383	Term Loan, 5.240%, maturing December 10, 2014			486,754
EUR	54,917	Term Loan, 5.240%, maturing December 10, 2014			49,929
EUR	388,312	Term Loan, 5.240%, maturing December 10, 2014			353,042
EUR	1,397,300	Term Loan, 5.240%, maturing December 10, 2014			1,270,383
EUR	535,383	Term Loan, 5.990%, maturing December 10, 2014			486,754
EUR	1,397,300	Term Loan, 5.990%, maturing December 10, 2014			1,270,383
EUR	86,211	Term Loan, 5.990%, maturing December 10, 2014			78,381
EUR	54,917	Term Loan, 5.990%, maturing December 10, 2014			49,929
EUR	388,312	Term Loan, 5.990%, maturing December 10, 2014			353,042
		Orthofix International/Colgate Medical	B1	BB+
	$1,658,788	Term Loan, 6.317%, maturing September 22, 2013			1,434,852
		Quintiles Transnational Corporation	B1	BB
	2,945,798	Term Loan, 3.459%, maturing March 31, 2013			2,625,442
		Renal Advantage, Inc.	NR	B+
	3,348,922	Term Loan, 4.496%, maturing October 05, 2012			2,804,723
		Rural/Metro Operating Company, LLC	Ba2	BB-
	835,293	Term Loan, 6.101%, maturing March 04, 2011			728,793
	519,127	Term Loan, 4.010%, maturing March 04, 2011			452,938

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Healthcare, Education and Childcare: (continued)
		Sterigenics International, Inc.	B3	BB-
	$1,934,310	Term Loan, 4.191%, maturing November 21, 2013			$1,547,448
		Stiefel Laboratories, Inc.	B1	BB-
	686,150	Term Loan, 3.410%, maturing December 28, 2013			576,366
	897,078	Term Loan, 3.410%, maturing December 28, 2013			753,545
		Sun Healthcare Group, Inc.	Ba2	B+
	961,093	Term Loan, 3.231%, maturing April 19, 2014			783,291
	217,241	Term Loan, 3.459%, maturing April 21, 2014			177,052
		Surgical Care Affiliates, LLC	Ba3	B
	2,955,000	Term Loan, 3.459%, maturing December 29, 2014			1,802,550
		Team Health, Inc.	B1	BB-
	2,021,518	Term Loan, 3.309%, maturing November 23, 2012			1,495,923
		United Surgical Partners International, Inc.	Ba3	B
	311,290	Term Loan, 2.470%, maturing April 19, 2014			256,814
	1,648,065	Term Loan, 2.797%, maturing April 19, 2014			1,359,653
		Vanguard Health Holdings Company II, LLC	Ba3	B+
	3,384,583	Term Loan, 3.301%, maturing September 23, 2011			3,132,855
		Viant Holdings, Inc.	Ba3	B+
	738,750	Term Loan, 3.710%, maturing June 25, 2014			424,781
		VWR International, Inc.	B1	B+
	1,500,000	Term Loan, 2.979%, maturing June 29, 2014			1,213,125
EUR	2,500,000	Term Loan, 4.049%, maturing June 29, 2014			2,063,343
					118,288,439
Home & Office Furnishings: 1.7%
		Global Garden Products Italy, S.P.A.	NR	NR
EUR	1,250,000	Term Loan, 8.417%, maturing October 19, 2014			859,727
EUR	1,250,000	Term Loan, 8.917%, maturing October 19, 2015			859,727
		Hilding Anders	NR	NR
EUR	324,872	Term Loan, 7.540%, maturing April 25, 2015			178,924
SEK	17,864,613	Term Loan, 7.733%, maturing April 25, 2015			795,096
		National Bedding Company	B1	BB-
	$2,171,925	Term Loan, 3.045%, maturing February 28, 2013			1,066,958
		Simmons Company	B2	CC
	5,942,562	Term Loan, 8.535%, maturing December 19, 2011			4,632,227
		Springs Window Fashions, LLC	B2	B+
	1,337,522	Term Loan, 4.250%, maturing December 31, 2012			806,971
					9,199,630

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

		Bank Loan Ratings† (Unaudited)		Market
Principal Amount	Borrower/Tranche Description	Moody's	S&P	Value
Insurance: 2.1%
	AmWINS Group, Inc.	B2	B-
$1,970,000	Term Loan, 3.410%, maturing June 08, 2013			$1,167,225
	Applied Systems, Inc.	B1	B-
1,262,784	Term Loan, 3.921%, maturing September 26, 2013			966,030
	Conseco, Inc.	B2	CCC
6,115,077	Term Loan, 2.447%, maturing October 10, 2013			3,577,320
	Crawford & Company	B1	BB-
1,831,525	Term Loan, 3.960%, maturing October 30, 2013			1,529,323
	Hub International, Ltd.	B2	B+
453,285	Term Loan, 3.959%, maturing June 13, 2014			326,365
2,016,685	Term Loan, 3.959%, maturing June 13, 2014			1,452,013
	Swett & Crawford	B3	B-
2,554,500	Term Loan, 2.729%, maturing April 03, 2014			1,387,944
	USI Holdings Corporation	B2	B
2,271,734	Term Loan, 4.210%, maturing May 05, 2014			1,347,895
				11,754,115
Leisure, Amusement, Entertainment: 7.5%
	24 Hour Fitness Worldwide, Inc.	Ba3	B+
3,160,625	Term Loan, 3.468%, maturing June 08, 2012			1,801,556
	Alpha D2, Ltd.	NR	NR
1,178,571	Term Loan, 2.854%, maturing December 31, 2013			614,598
1,714,286	Term Loan, 2.854%, maturing December 31, 2013			893,961
	AMF Bowling Worldwide, Inc.	B1	B
3,078,125	Term Loan, 4.625%, maturing June 10, 2013			1,677,578
	Cedar Fair, L.P.	Ba3	BB-
6,800,114	Term Loan, 2.479%, maturing August 30, 2012			5,662,156
	HIT Entertainment, Inc.	B1	B-
1,940,892	Term Loan, 3.490%, maturing March 20, 2012			970,446
	Kerasotes Showplace Theater, LLC	B1	B-
75,000	Revolver, 0.804%, maturing October 31, 2010			71,625
281,978	Term Loan, 5.063%, maturing October 28, 2011			176,236
	Metro-Goldwyn-Mayer, Inc.	Ba3	B+
28,000,112	Term Loan, 4.249%, maturing April 08, 2012			12,780,063
7,754,732	Term Loan, 4.709%, maturing April 09, 2012			3,539,485
	NEP II, Inc.	B1	B
4,418,745	Term Loan, 2.729%, maturing February 16, 2014			3,645,465
	Warner Music Group	Ba3	BB
10,774,321	Term Loan, 2.954%, maturing February 28, 2011			9,341,336
				41,174,505

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Lodging: 1.5%
		Audio Visual Services Corporation	Ba3	B+
	$987,500	Term Loan, 3.710%, maturing February 28, 2014			$311,063
		Hotel Del Coronado	B1	B+
	16,400,000	Term Loan, 2.084%, maturing January 09, 2010			8,200,000
					8,511,063
Machinery: 0.2%
		Kion Group	NR	NR
EUR	1,238,909	Term Loan, 3.553%, maturing December 23, 2014			596,469
EUR	1,145,833	Term Loan, 4.053%, maturing December 23, 2015			551,658
					1,148,127
Mining, Steel, Iron & Nonprecious Metals: 1.1%
		Continental Alloys & Services, Inc.	B3	B-
	$490,469	Term Loan, 3.959%, maturing June 15, 2012			282,020
		Noranda Aluminum Acquisition Corporation	Ba2	B
	688,538	Term Loan, 2.466%, maturing May 18, 2014			378,696
		Novelis	Ba3	BB
	2,708,750	Term Loan, 3.460%, maturing July 06, 2014			1,638,794
	1,231,250	Term Loan, 3.460%, maturing July 06, 2014			744,906
		Oxbow Carbon and Minerals Holdings, LLC	B1	BB-
	257,819	Term Loan, 2.479%, maturing May 08, 2014			178,647
	2,879,838	Term Loan, 2.850%, maturing May 08, 2014			1,995,488
		Tube City IMS Corporation	Ba3	B+
	162,162	Term Loan, 3.459%, maturing January 25, 2014			72,973
	1,314,426	Term Loan, 3.459%, maturing January 25, 2014			591,492
					5,883,016
North American Cable: 15.7%
		Atlantic Broadband	B1	B
	1,950,266	Term Loan, 3.710%, maturing August 10, 2012			1,760,115
		Block Communications, Inc.	Ba1	BB+
	970,000	Term Loan, 3.459%, maturing December 22, 2012			814,800
		Bresnan Communications, LLC	B2	BB-
	2,250,000	Term Loan, 3.130%, maturing September 29, 2013			1,940,625
	1,750,000	Term Loan, 3.483%, maturing September 29, 2013			1,509,375
		Cequel Communications, LLC	B1	BB-
	34,464,166	Term Loan, 2.450%, maturing November 05, 2013			29,326,869
		Cequel Communications, LLC	Caa1	B-
	1,525,000	Term Loan, 4.913%, maturing May 05, 2014			955,413

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
North American Cable: (continued)
		Charter Communications Operating, LLC	B1	C
$11,039,266	(5)	Term Loan, 3.211%, maturing March 06, 2014			$8,817,613
		CSC Holdings, Inc.	Ba1	BBB-
20,033,557		Term Loan, 2.206%, maturing March 29, 2013			18,305,663
		Insight Midwest Holdings, LLC	B1	B+
9,002,500		Term Loan, 2.420%, maturing April 07, 2014			8,002,844
		Knology, Inc.	B2	B
1,941,051		Term Loan, 2.663%, maturing June 30, 2012			1,591,662
		Mediacom Broadband, LLC	Ba3	BB-
8,233,976		Term Loan, 2.120%, maturing January 31, 2015			7,091,511
		Quebecor Media, Inc.	B1	B
1,699,392		Term Loan, 3.094%, maturing July 21, 2009			1,427,489
		San Juan Cable, LLC	B1	BB-
1,699,368		Term Loan, 4.210%, maturing October 31, 2012			1,193,806
		WideOpenWest Finance, LLC	B2	B-
5,833,333		Term Loan, 3.228%, maturing June 28, 2014			4,015,276
					86,753,061
Oil & Gas: 3.8%
		Alon USA	B1	BB
1,729,620		Term Loan, 2.897%, maturing June 22, 2013			726,440
216,202		Term Loan, 3.426%, maturing June 22, 2013			90,805
		CR Gas Storage	Ba3	BB-
79,940		Term Loan, 2.205%, maturing May 13, 2011			63,753
150,982		Term Loan, 2.203%, maturing May 12, 2013			120,408
1,333,636		Term Loan, 4.847%, maturing May 12, 2013			1,063,574
224,058		Term Loan, 4.847%, maturing May 12, 2013			178,687
		Hercules Offshore, LLC	Ba3	BB
2,000,000		Term Loan, 3.210%, maturing July 11, 2013			1,417,500
		McJunkin Corporation	B1	B+
2,650,567		Term Loan, 4.709%, maturing January 31, 2013			1,974,672
		MEG Energy	B1	BB+
2,723,000		Term Loan, 3.460%, maturing April 03, 2013			1,715,490
2,775,500		Term Loan, 3.460%, maturing April 03, 2013			1,748,565
		Pine Prairie Energy Center	B1	B-
491,250		Term Loan, 2.910%, maturing December 31, 2013			402,825
		SG Resources Mississippi, LLC	B1	BB
2,487,500		Term Loan, 2.284%, maturing April 02, 2014			2,114,375
		Targa Resources, Inc.	Ba3	B+
1,039,832		Term Loan, 3.459%, maturing October 31, 2012			756,998
2,837,373		Term Loan, 5.930%, maturing October 31, 2012			2,065,607

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Oil & Gas: (continued)
			Venoco, Inc.	Caa1	B
	$1,483,457		Term Loan, 5.250%, maturing May 08, 2014			$697,225
			Western Refining, Inc.	B3	BB-
	9,579,021		Term Loan, 8.250%, maturing May 30, 2014			6,044,362
						21,181,286
Other Broadcasting and Entertainment: 1.1%
			Deluxe Entertainment Services Group, Inc.	Ba3	B-
	2,130,036		Term Loan, 3.583%, maturing May 11, 2013			1,384,523
	208,547		Term Loan, 3.709%, maturing May 11, 2013			135,555
	118,110		Term Loan, 3.709%, maturing May 11, 2013			76,772
			Getty Images, Inc.	Ba2	BB
	993,750		Term Loan, 7.244%, maturing July 02, 2015			950,688
			VNU	Ba3	B+
	4,651,804		Term Loan, 2.448%, maturing August 09, 2013			3,673,632
						6,221,170
Other Telecommunications: 2.9%
			Asurion Corporation	B1	B-
	5,250,000		Term Loan, 3.762%, maturing July 03, 2014			3,945,706
			BCM Ireland Holdings, Ltd.	Ba3	BB
EUR	1,683,863		Term Loan, 3.428%, maturing September 30, 2014			1,445,497
EUR	1,684,092		Term Loan, 3.678%, maturing September 30, 2015			1,445,693
			Cavalier Telephone	Caa1	B-
	$2,441,642		Term Loan, 9.500%, maturing December 31, 2012			714,180
			Consolidated Communications	B1	B+
	1,000,000		Term Loan, 2.980%, maturing December 31, 2014			807,500
			Gabriel Communications	B2	B-
	492,500		Term Loan, 5.171%, maturing May 31, 2014			379,225
			Hargray Communications Group, Inc.	B1	B
	446,292		Term Loan, 3.486%, maturing June 29, 2014			357,033
		(2)	Hawaiian Telcom Communications, Inc.	NR	NR
	2,818,023		Term Loan, 4.750%, maturing June 01, 2014			1,209,989
			Kentucky Data Link, Inc.	B1	B
	2,709,364		Term Loan, 2.729%, maturing February 26, 2014			2,343,600
			One Communications	B2	CCC+
	3,687,143		Term Loan, 5.885%, maturing June 30, 2012			2,212,286
			PAETEC Holding Corporation	B1	B
	432,690		Term Loan, 2.979%, maturing February 28, 2013			318,027
			U.S. Telepacific Corporation	B1	CCC
	977,506		Term Loan, 5.783%, maturing August 04, 2011			633,749
						15,812,485

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal & Nondurable Consumer Products: 5.8%
		Advantage Sales and Marketing	B1	B-
$3,007,479		Term Loan, 2.711%, maturing March 29, 2013			$2,421,020
		Bushnell Performance Optics	Ba3	BB-
1,690,355		Term Loan, 5.208%, maturing August 24, 2013			1,255,089
		Fender Musical Instruments Corporation	B2	B+
1,160,833		Term Loan, 2.660%, maturing June 09, 2014			551,396
2,298,333		Term Loan, 3.710%, maturing June 09, 2014			1,091,708
		Gibson Guitar Corporation	B2	B
441,433		Term Loan, 3.709%, maturing December 29, 2013			370,804
		Huish Detergents, Inc.	Ba3	BB
1,662,032		Term Loan, 2.170%, maturing April 26, 2014			1,426,577
		Information Resources, Inc.	B1	B+
378,639		Term Loan, 3.145%, maturing May 16, 2014			246,115
		Jarden Corporation	Ba3	BB-
7,104,159		Term Loan, 3.209%, maturing January 24, 2012			6,373,020
1,172,135		Term Loan, 3.209%, maturing January 24, 2012			1,051,503
		KIK Custom Products, Inc.	B3	CCC+
72,256		Term Loan, 2.730%, maturing May 31, 2014			32,489
421,494		Term Loan, 2.730%, maturing May 31, 2014			189,522
		Mega Bloks, Inc.	Caa1	CCC
965,000		Term Loan, 8.750%, maturing July 26, 2012			265,375
		Norwood Promotional Products	NR	NR
28,265,901	(3)	Term Loan, 0.000%, maturing August 16, 2011			14,415,609
	(2)	Spectrum Brands, Inc.	NR	D
44,301		Term Loan, 4.413%, maturing March 30, 2013			29,837
872,911		Term Loan, 6.053%, maturing March 30, 2013			587,906
		Totes Isotoner Corporation	B1	B
339,429		Term Loan, 5.311%, maturing January 31, 2013			175,655
		Yankee Candle Company, Inc.	Ba3	BB-
2,693,077		Term Loan, 3.401%, maturing February 06, 2014			1,665,218
					32,148,843
Personal, Food & Miscellaneous: 2.2%
		Acosta, Inc.	B1	B
2,925,000		Term Loan, 2.730%, maturing July 29, 2013			2,420,437
		Arbys Restaurant Group, Inc.	B1	BB-
3,799,341		Term Loan, 2.729%, maturing July 25, 2012			3,110,710
		Culligan International Company	B2	B-
982,500		Term Loan, 3.300%, maturing November 24, 2012			571,692

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Personal, Food & Miscellaneous: (continued)
		Dennys, Inc.	Ba2	BB
$555,000		Term Loan, 2.470%, maturing March 31, 2012			$478,688
633,262		Term Loan, 3.980%, maturing March 31, 2012			546,188
		N.E.W. Customer Services Companies, Inc.	B1	B
3,143,072		Term Loan, 3.861%, maturing May 22, 2014			1,959,180
		OSI Restaurant Partners, Inc.	B3	B+
372,420		Term Loan, 4.074%, maturing June 14, 2013			178,452
4,140,901		Term Loan, 2.813%, maturing June 14, 2014			1,984,183
		Reddy Ice Group, Inc.	B1	BB-
1,000,000		Term Loan, 2.205%, maturing August 09, 2012			545,000
		Seminole Hard Rock Entertainment	B1	BB
750,000		Term Loan, 5.319%, maturing March 15, 2014			352,500
					12,147,030
Printing & Publishing: 8.1%
		American Achievement Corporation	B1	BB-
303,226		Term Loan, 4.500%, maturing March 25, 2011			251,677
	(2)	Ascend Media Holdings, LLC	B3	B
841,773	(3)	Term Loan, 10.250%, maturing January 31, 2012			235,696
		Black Press, Ltd.	Ba3	B
708,500		Term Loan, 3.256%, maturing August 02, 2013			283,400
1,166,942		Term Loan, 3.256%, maturing August 02, 2013			466,777
		Canwest Media, Inc.	B3	CCC+
736,875		Term Loan, 3.256%, maturing July 10, 2014			335,278
		Caribe Information Investments, Inc.	B1	B+
1,626,613		Term Loan, 2.716%, maturing March 31, 2013			1,016,633
		Cengage Learning, Inc.	B1	B+
5,064,678		Term Loan, 2.980%, maturing July 03, 2014			3,336,357
		Cenveo Corporation	Ba2	BB+
29,885		Term Loan, 3.275%, maturing June 21, 2013			19,425
1,849,118		Term Loan, 3.275%, maturing June 21, 2013			1,201,926
		Dex Media West, LLC	B1	B
4,250,000		Term Loan, 7.000%, maturing October 24, 2014			2,087,813
		Flint Group	NR	NR
936,821		Term Loan, 6.126%, maturing December 31, 2012			414,153
353,279		Term Loan, 6.126%, maturing December 31, 2014			156,179
1,277,104		Term Loan, 6.126%, maturing December 31, 2015			564,586

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

				Bank Loan Ratings† (Unaudited)		Market
Principal Amount			Borrower/Tranche Description	Moody's	S&P	Value
Printing & Publishing: (continued)
	$2,333,333		Term Loan, 6.126%, maturing May 29, 2015			$1,031,527
EUR	666,667		Term Loan, 7.541%, maturing May 29, 2015			416,901
			Hanley Wood, LLC	B2	B
	$2,695,218		Term Loan, 2.698%, maturing March 08, 2014			1,055,628
			Idearc, Inc.	B3	CCC
	24,916,623		Term Loan, 3.418%, maturing November 17, 2014			8,857,860
			Intermedia Outdoor, Inc.	NR	NR
	1,617,000		Term Loan, 4.459%, maturing January 31, 2013			970,200
			Mediannuaire Holding	NR	NR
EUR	581,289		Term Loan, 3.909%, maturing April 10, 2016			236,189
EUR	581,289		Term Loan, 4.409%, maturing April 10, 2016			236,189
			Merrill Communications, LLC	B1	B
	$2,871,255		Term Loan, 4.318%, maturing May 15, 2011			2,009,878
			Nelson Canada	Ba3	B
	3,950,000		Term Loan, 3.959%, maturing July 05, 2014			2,468,750
			PagesJaunes Groupe, S.A.	NR	NR
EUR	800,000		Term Loan, 3.159%, maturing October 24, 2013			683,125
			PBL Media	B1	NR
AUD	24,331,191		Term Loan, 5.495%, maturing February 05, 2013			7,563,489
			Prism Business Media Holdings/ Penton Media, Inc.	Caa1	B-
	$1,670,250		Term Loan, 3.355%, maturing February 01, 2013			674,363
			R.H. Donnelley Corporation	B1	B-
	4,543,540		Term Loan, 3.334%, maturing June 30, 2011			2,573,593
			Readers Digest	Caa2	CCC
	4,298,438		Term Loan, 3.502%, maturing March 02, 2014			1,278,785
EUR	743,980		Term Loan, 3.849%, maturing March 02, 2014			307,017
			Source Media, Inc.	B1	B
	$2,751,928		Term Loan, 6.460%, maturing November 08, 2011			1,499,801
			Thomas Nelson Publishers	B1	B
	1,855,110		Term Loan, 8.750%, maturing June 12, 2012			649,289
		(2)	Tribune Company	NR	D
	1,491,225	(3)	Term Loan, 5.250%, maturing May 19, 2014			398,670
			Yell Group, PLC	NR	NR
	2,000,000		Term Loan, 3.479%, maturing October 27, 2012			1,405,834
						44,686,988

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Radio and TV Broadcasting: 5.6%
		Citadel Broadcasting Corporation	Caa2	B+
$9,600,000		Term Loan, 2.213%, maturing June 12, 2014			$3,780,000
		CMP KC, LLC	NR	NR
1,349,163		Term Loan, 4.500%, maturing May 03, 2011			128,170
		CMP Susquehanna Corporation	Caa1	CCC+
6,955,350		Term Loan, 2.498%, maturing May 05, 2013			2,646,511
		Cumulus Media, Inc.	B3	B
4,016,490	(5)	Term Loan, 2.197%, maturing June 11, 2014			1,676,884
		CW Media Holdings, Inc.	B3	B+
2,715,625		Term Loan, 4.709%, maturing February 16, 2015			2,029,082
		Emmis Communication	Caa1	B+
1,157,569		Term Loan, 3.100%, maturing November 01, 2013			524,764
		FoxCo Acquisition, LLC	B1	BB-
1,246,875		Term Loan, 7.250%, maturing July 14, 2015			673,313
		Local TV Finance, LLC	B2	B+
2,856,500		Term Loan, 2.480%, maturing May 07, 2013			1,271,142
		Nexstar Broadcasting Group	B1	B+
2,353,342		Term Loan, 3.209%, maturing October 01, 2012			1,341,405
2,226,570		Term Loan, 3.209%, maturing October 01, 2012			1,269,145
		Nextmedia Operating, Inc.	Caa1	B
408,622		Term Loan, 5.123%, maturing November 15, 2012			199,203
919,398		Term Loan, 5.174%, maturing November 15, 2012			448,207
		Paxson Communications	B2	CCC
4,500,000		Term Loan, 4.344%, maturing January 15, 2012			1,125,000
		Regent Communications	B3	B-
1,423,898		Term Loan, 3.709%, maturing November 21, 2013			964,691
		Spanish Broadcasting Systems	Caa3	CCC+
2,998,271	(5)	Term Loan, 3.210%, maturing June 11, 2012			1,089,371
		Univision Communications, Inc.	B2	B-
21,999,786		Term Loan, 2.729%, maturing September 29, 2014			10,055,728
		Univision Communications, Inc.	Caa2	CCC
1,733,625		Term Loan, 2.979%, maturing March 30, 2009			1,586,267
					30,808,883
Retail Stores: 8.6%
		Amscan Holdings, Inc.	B1	B
1,473,750		Term Loan, 3.787%, maturing May 25, 2013			1,068,469
		Burlington Coat Factory	B3	CCC+
3,787,868		Term Loan, 2.730%, maturing May 28, 2013			1,405,568

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Retail Stores: (continued)
		CBR Fashion Holding	NR	NR
EUR	500,000	Term Loan, 3.678%, maturing July 20, 2015			$373,465
EUR	460,000	Term Loan, 3.928%, maturing July 20, 2016			343,588
		Dollar General Corporation	B1	B+
	$8,500,000	Term Loan, 3.580%, maturing July 07, 2014			7,390,172
		Dollarama Group, L.P.	Ba1	BB-
	2,221,940	Term Loan, 2.924%, maturing November 18, 2011			1,966,417
		General Nutrition Centers, Inc.	B1	B-
	3,537,000	Term Loan, 3.706%, maturing September 16, 2013			2,608,537
		Guitar Center, Inc.	B3	B-
	4,972,115	Term Loan, 3.985%, maturing October 09, 2014			3,095,142
		Harbor Freight Tools USA, Inc.	B1	B+
	6,093,476	Term Loan, 9.750%, maturing July 15, 2010			3,899,824
		Michaels Stores, Inc.	B2	B
	3,604,127	Term Loan, 2.770%, maturing October 31, 2013			2,046,344
		Nebraska Book Company, Inc.	Ba3	B
	2,363,654	Term Loan, 6.380%, maturing March 04, 2011			1,950,015
		Neiman Marcus Group, Inc.	Ba3	BB
	7,299,578	Term Loan, 4.193%, maturing April 06, 2013			4,744,726
		Oriental Trading Company, Inc.	Caa1	CCC+
	2,376,524	Term Loan, 7.267%, maturing July 31, 2013			1,277,382
		Petco Animal Supplies, Inc.	B1	B+
	5,022,500	Term Loan, 3.411%, maturing October 26, 2013			4,218,900
		Phones 4U Group, Ltd.	NR	NR
GBP	1,615,726	Term Loan, 4.100%, maturing September 22, 2014			1,062,659
GBP	1,545,301	Term Loan, 4.600%, maturing September 22, 2015			1,016,341
		Rite Aid	B3	B+
	$4,962,500	Term Loan, 2.217%, maturing June 04, 2014			3,240,101
	399,000	Term Loan, 6.000%, maturing June 04, 2014			289,275
		Sally Holding, LLC	B2	BB
	2,414,120	Term Loan, 3.036%, maturing November 16, 2013			2,075,281
		Sports Authority	B3	B-
	975,000	Term Loan, 3.709%, maturing May 03, 2013			504,562
		Toys "R" Us, Inc.	B2	BB-
	1,368,159	Term Loan, 4.720%, maturing July 19, 2012			776,919
		Vivarte	NR	NR
EUR	1,966,980	Term Loan, 3.692%, maturing June 28, 2015			1,172,610
EUR	1,966,980	Term Loan, 4.192%, maturing June 28, 2016			1,172,610
					47,698,907

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Satellite: 0.7%
		Intelsat Corporation	B1	BB-
	$1,384,459	Term Loan, 3.925%, maturing January 03, 2012			$1,192,943
	1,384,039	Term Loan, 3.925%, maturing January 03, 2012			1,192,581
	1,384,039	Term Loan, 3.925%, maturing January 03, 2012			1,192,581
					3,578,105
Telecommunications Equipment: 1.6%
		CommScope, Inc.	Ba3	BB-
	1,146,391	Term Loan, 3.850%, maturing December 27, 2014			983,985
		Macquarie UK Broadcast Ventures, Ltd.	NR	NR
GBP	4,383,255	Term Loan, 3.595%, maturing December 01, 2014			4,064,242
		Sorenson Communications, Inc.	Ba2	B
	$4,469,408	Term Loan, 2.980%, maturing August 16, 2013			3,873,489
					8,921,716
Utilities: 8.7%
		Boston Generating, LLC	B3	CCC+
	256,593	Term Loan, 3.709%, maturing December 20, 2013			155,961
	6,999,302	Term Loan, 2.729%, maturing December 20, 2013			4,254,267
	1,916,404	Term Loan, 3.709%, maturing December 20, 2013			1,164,815
		Calpine Corporation	B2	B+
	1,522,500	Revolver, 3.201%, maturing March 29, 2014			993,431
	4,463,852	Term Loan, 4.335%, maturing March 29, 2014			3,263,393
		Coleto Creek WLE, L.P.	B1	BB-
	541,667	Revolver, 0.796%, maturing June 30, 2011			375,104
	570,227	Term Loan, 4.209%, maturing June 28, 2013			405,812
	4,341,930	Term Loan, 4.209%, maturing June 28, 2013			3,090,008
		FirstLight Power Resources, Inc.	B1	B+
	906,823	Term Loan, 3.850%, maturing November 01, 2013			766,265
	2,635,312	Term Loan, 4.125%, maturing November 01, 2013			2,226,839
		FirstLight Power Resources, Inc.	B3	CCC+
	610,514	Term Loan, 5.966%, maturing May 01, 2014			415,150
		Infrastrux Group, Inc.	B2	B
	4,188,106	Term Loan, 4.729%, maturing November 03, 2012			3,601,771
		MACH Gen, LLC	B2	B+
	444,571	Term Loan, 3.218%, maturing February 22, 2013			344,542
		NRG Energy, Inc.	Ba1	BB
	3,025,024	Term Loan, 2.673%, maturing February 01, 2013			2,799,659

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

			Bank Loan Ratings† (Unaudited)		Market
Principal Amount		Borrower/Tranche Description	Moody's	S&P	Value
Utilities: (continued)
	$9,557,512	Term Loan, 2.959%, maturing February 01, 2013			$8,845,477
		Texas Competitive Electric Holdings Company, LLC	Ba3	B+
	5,469,975	Term Loan, 3.951%, maturing October 14, 2014			3,438,005
	2,976,124	Term Loan, 3.951%, maturing October 14, 2014			1,869,378
	5,925,000	Term Loan, 3.951%, maturing October 14, 2014			3,725,006
		TPF Generation Holdings, LLC	Ba3	BB-
	2,290,764	Term Loan, 2.479%, maturing December 15, 2013			2,096,049
	1,431,519	Term Loan, 5.762%, maturing December 15, 2013			1,309,840
		TPF Generation Holdings, LLC	B3	B-
	1,500,000	Term Loan, 5.709%, maturing December 15, 2014			997,500
		Viridian Group Plc	NR	NR
GBP	1,080,000	Term Loan, 5.928%, maturing December 19, 2012			1,065,193
EUR	1,072,386	Term Loan, 6.082%, maturing December 19, 2012			937,844
					48,141,309
		Total Senior Loans (Cost $1,261,383,583)			831,717,911
Other Corporate Debt: 1.0%
Automobile: 1.0%
		Avis Budget Car Rental	Caa1	CCC-
	$750,000	Floating Rate Note, 4.649%, maturing May 15, 2014			135,000
		Navistar International Corporation	NR	NR
	1,800,000	Unsecured Term Loan, 5.133%, maturing January 19, 2012			1,303,500
	4,950,000	Unsecured Term Loan, 3.729%, maturing January 19, 2012			3,584,627
		Flextronics International, Ltd.	Ba1	BB+
	196,334	Unsecured Term Loan, 3.344%, maturing October 01, 2014			130,562
	684,889	Unsecured Term Loan, 3.681%, maturing October 01, 2014			510,813
		Total Other Corporate Debt (Cost $8,375,322)			5,664,502

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

Equities and Other Assets: 0.1%
	DescriptionMarket		Value
(1), (@), (R)	Allied Digital Technologies Corporation (Residual Interest in Bankruptcy Estate)		$—
(@), (R)	Block Vision Holdings Corporation (571 Common Shares)		—
(2), (@), (R)	Boston Chicken, Inc. (Residual Interest in Boston Chicken Plan Trust)		—
(2), (@), (R)	Cedar Chemical (Liquidation Interest)		—
(@), (R)	Decision One Corporation (1,752,103 Common Shares)		—
(2), (@), (R)	Enterprise Profit Solutions (Liquidation Interest)		—
(@), (R)	EquityCo, LLC (Warrants for 28,752 Common Shares)		—
(4), (@), (R)	Euro United Corporation (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	Grand Union Company (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	IT Group, Inc. (Residual Interest in Bankruptcy Estate)		25
(2), (@), (R)	Kevco Inc. (Residual Interest in Bankruptcy Estate)		25
(2), (@), (R)	Lincoln Paper & Tissue (Warrants for 291 Common Shares, Expires August 14, 2015)		—
(@), (R)	Lincoln Pulp and Eastern Fine (Residual Interest in Bankruptcy Estate)		—
(@), (R)	Norwood Promotional Products, Inc. (104,148 Common Shares)		—
(@), (R)	Norwood Promotional Products, Inc. (Contingent Value Rights)		—
(@), (R)	Safelite Realty Corporation (57,804 Common Shares)		462,432
(1), (@), (R)	Transtar Metals (Residual Interest in Bankruptcy Estate)		—
(1), (@), (R)	TSR Wireless, LLC (Residual Interest in Bankruptcy Estate)		—
(2), (@), (R)	US Office Products Company (Residual Interest in Bankruptcy Estate)		—
	Total for Equities and Other Assets (Cost $1,580,560)		462,482
	Total Investments (Cost $1,271,339,464)**	151.6%	$837,844,895
	Other Assets and Liabilities — Net	(51.6)	(285,005,192)
	Net Assets	100.0%	$552,839,703

  *  Senior loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate ("LIBOR") and other short-term rates.

  †  Bank Loans rated below Baa are considered to be below investment grade.

  NR  Not Rated

  (1)  The borrower filed for protection under Chapter 7 of the U.S. Federal Bankruptcy code.

  (2)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy code.

  (3)  Loan is on non-accrual basis.

  (4)  The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

  (5)  Trade pending settlement.

  (@)  Non-income producing security.

  (R)  Restricted security.

  AUD  Australian Dollar

  GBP  British Pound Sterling

  EUR  Euro

  SEK  Swedish Kronor

  **  For Federal Income Tax purposes cost of investments is $1,273,278,030.

    Net unrealized depreciation consists of the following:

Gross Unrealized Appreciation	$574,931
Gross Unrealized Depreciation	(436,008,066)
Net Unrealized Depreciation	$(435,433,135)

The following table summarizes the inputs used as of February 28, 2009 in determining the Trust's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	812,787,181	(969,991)
Level 3 — Significant Unobservable Inputs	25,057,714	—
Total	$837,844,895	$(969,991)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

  *  Other financial instruments may include forward foreign currency contracts, futures, swaps, written options and depreciation of unfunded loan commitments. Forward foreign currency contracts, futures, and depreciation of unfunded loan commitments are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2009, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 02/29/08	$35,007,111	$—
Net purchases/sales	6,571,567	—
Total realized and unrealized loss	(19,377,959)	—
Accrued discounts/(premiums)	2,856,995	—
Transfers in and/or out of Level 3	—	—
Balance at 02/28/09	$25,057,714	$—

  *  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

PORTFOLIO OF INVESTMENTS as of February 28, 2009 (continued)

unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the year ended February 28, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(15,498,083). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At February 28, 2009 the following forward foreign currency contracts were outstanding for ING Prime Rate Trust :

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar AUD 5,200,000	Sell	03/13/09	USD $3,456,804	$3,341,945	$114,859
Australian Dollar AUD 7,900,000	Sell	05/15/09	5,075,592	5,056,577	19,015
Euro EUR 18,260,000	Sell	03/13/09	24,241,350	23,183,974	1,057,376
Euro EUR 14,890,000	Sell	05/15/09	18,937,995	18,901,575	36,420
British Pound Sterling GBP 5,165,000	Sell	03/13/09	7,518,587	7,395,980	122,607
British Pound Sterling GBP 6,165,000	Sell	05/15/09	8,765,829	8,827,024	(61,195)
Sweden Kronor SEK 13,020,000	Sell	03/13/09	1,581,786	1,448,601	133,185
Sweden Kronor SEK 11,900,000	Sell	05/15/09	1,401,055	1,324,378	76,677
			$70,978,998	$69,480,054	$1,498,944	*

  *  Related realized gain/loss on forward foreign currency contracts can be found in the Statement of Operations.

See Accompanying Notes to Financial Statements

ING Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Prime Rate Trust was held August 7, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Prime Rate Trust, Common Shares

1  To elect eight members of the Board of Trustees to represent the intersets of the holders of Common Shares of the Trust until the election and qualification of their successors.

ING Prime Rate Trust, Auction Rate Cumulative Preferred Shares

2  To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, Th and F of the Trust - until the election and qualification of their successors.

ING Prime Rate Trust, Auction Rate Cumulative Preferred Shares

3  To approve modifications to the Trust's fundamental investment restriction governing borrowing.

ING Prime Rate Trust, Common and Auction Rate Cumulative Preferred Shares

3  To approve modifications to the Trust's fundamental investment restriction governing borrowing.

Results:

	Proposal 1*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Common Shares	Colleen D. Baldwin	95,743,615.660	4,209,041.604	0.000	0.000	99,952,657.264
	Patricia W. Chadwick	95,825,636.326	4,127,020.938	0.000	0.000	99,952,657.264
	Robert W. Crispin	95,761,405.375	4,191,251.889	0.000	0.000	99,952,657.264
	Peter S. Drotch	95,685,906.648	4,266,750.616	0.000	0.000	99,952,657.264
	J. Michael Earley	95,836,618.289	4,116,038.975	0.000	0.000	99,952,657.264
	Patrick W. Kenny	95,777,282.652	4,175,374.612	0.000	0.000	99,952,657.264
	Shaun P. Mathews	95,756,133.375	4,196,523.889	0.000	0.000	99,952,657.264
	Sheryl K. Pressler	95,762,565.597	4,190,091.667	0.000	0.000	99,952,657.264
	Proposal 2*
Auction Rate Cumulative Preferred Shares	John V. Boyer	9,080.000	921.000	0.000	0.000	10,001.000
	Roger B. Vincent	9,079.000	922.000	0.000	0.000	10,001.000
Auction Rate Cumulative Preferred Shares	Proposal 3**	5,446.000	546.000	253.000	3,756.000	10,001.000
Common and Auction Rate Cumulative Preferred Shares	Proposal 3**	65,242,968.144	4,160,196.315	1,900,949.805	28,658,544.000	99,962,658.264

*  Proposals 1 & 2 passed.

**  The Shareholder Meeting for Proposal 3 was adjourned to September 16, 2008.

ING Prime Rate Trust

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (continued)

A special meeting of shareholders of ING Prime Rate Trust was held September 16, 2008, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:
ING Prime Rate Trust, Common Shares

ING Prime Rate Trust, Auction Rate Cumulative Preferred Shares

3  To approve modifications to the Trust's fundamental investment restriction governing borrowing.

ING Prime Rate Trust, Common and Auction Rate Cumulative Preferred Shares

3  To approve modifications to the Trust's fundamental investment restriction governing borrowing.

Results:

		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Auction Rate Cumulative Preferred Shares	Proposal 3*	8,937.912	921.892	408.164	0.000	10,267.968
Common and Auction Rate Cumulative Preferred Shares	Proposal 3*	65,903,394.019	4,185,004.343	1,938,773.193	25,219,642.032	97,246,813.587

*  Proposal 3 passed.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which allows holders of the Trust's common shares a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers holders of the Trust's common shares the ability to make optional cash investments in any amount from $100 to $100,000 on a monthly basis.

For dividend and capital gains distribution reinvestment purposes, DST will purchase shares of the Trust on the open market when the market price plus estimated fees is less than the NAV on the valuation date. The Trust will issue new shares for dividend and capital gains distribution reinvestment purchases when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by DST when the market price plus estimated fees is less than the NAV on the valuation date. New shares will be issued by the Trust for optional cash investments when the market price plus estimated fees is equal to or exceeds the net asset value on the valuation date. Such shares will be issued at a discount to market, determined by the Trust, between 0% and 5%.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or the Trust's Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2009 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
January 30, 2009	February 6, 2009	February 24, 2009

February 27, 2009	March 6, 2009	March 23, 2009

March 31, 2009	April 8, 2009	April 22, 2009

April 30, 2009	May 7, 2009	May 22, 2009

May 29, 2009	June 8, 2009	June 22, 2009

June 30, 2009	July 8, 2009	July 22, 2009

July 31, 2009	August 6, 2009	August 24, 2009

August 31, 2009	September 8, 2009	September 22, 2009

September 30, 2009	October 8, 2009	October 22, 2009

October 30, 2009	November 6, 2009	November 23, 2009

November 30, 2009	December 8, 2009	December 22, 2009

December 21, 2009	December 29, 2009	January 13, 2010

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

ING Prime Rate Trust

ADDITIONAL INFORMATION (Unaudited) (continued)

STOCK DATA

The Trust's common shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

NUMBER OF SHAREHOLDERS

The approximate number of record holders of Common Stock as of February 28, 2009 was 4,517 which does not include approximately 48,628 beneficial owners of shares held in the name of brokers of other nominees.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Trust's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust's website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at (800) 992-0180.

CERTIFICATIONS

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust submitted the Annual CEO Certification on May 21, 2008 certifying that he was not aware, as of that date, of any violation by the Trust of the NYSE's Corporate governance listing standards. In addition, as required by Section 203 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal controls over financial reporting.

ING Prime Rate Trust

TAX INFORMATION (Unaudited)

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 2009) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 28, 2009:

Type of Dividend	Per Share Amount	Ex-Dividend Date	Payable Date
Ordinary Income	$0.0435	3/6/08	3/25/08
	$0.0420	4/8/08	4/22/08
	$0.0340	5/8/08	5/22/08
	$0.0340	6/6/08	6/23/08
	$0.0320	7/8/08	7/22/08
	$0.0320	8/7/08	8/22/08
	$0.0320	9/8/08	9/22/08
	$0.0300	10/8/08	10/22/08
	$0.0340	11/6/08	11/24/08
	$0.0340	12/8/08	12/22/08
	$0.0340	12/29/08	1/13/09
	$0.0280	2/6/09	2/24/09
Total	$0.4095

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 28, 2009:

Preferred Shares	Type of Dividend	Total Per Share Amount	Auction Dates	Record Dates	Payable Dates
Series M	Ordinary Income	$590.79	03/03/08 — 02/23/09	03/10/08 — 03/02/09	03/11/08 — 03/03/09
Series T	Ordinary Income	$597.84	03/04/08 — 02/24/09	03/11/08 — 03/03/09	03/12/08 — 03/04/09
Series W	Ordinary Income	$585.78	03/05/08 — 02/25/09	03/12/08 — 03/04/09	03/13/08 — 03/05/09
Series Th	Ordinary Income	$594.95	03/06/08 — 02/26/09	03/13/08 — 03/05/09	03/14/08 — 03/06/09
Series F	Ordinary Income	$587.29	03/07/08 — 02/27/09	03/14/08 — 03/06/09	03/17/08 — 03/09/09

Pursuant to Internal Revenue Code Section 871(k)(1), the Trust designates 67.69% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Trust. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Fund/Portfolio	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director/Trustee
Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	August 2007 - Present	Consultant, Glantuam Partners, LLC (January 2009 - Present); President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004)		None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).		None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).		Wisconsin Energy Corporation (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	August 2007 - Present	Retired partner, PricewaterhouseCoopers, LLP.		First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	February 2002 - Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).		Bankers Trust Company, N.A. (June 1992 - Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).		Assured Guaranty Ltd. (April 2004 - Present) and Odyssey Re Holdings Corporation (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 - Present	Consultant (May 2001 - Present).		Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Chairman and Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).		UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) held with Fund/Portfolio	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships/ Trusteeships held by Director/Trustee
Trustees who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	August 2007 - Present	Retired. Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).		ING Canada Inc. (December 2004 - Present) and ING Bank, fsb (June 2001- Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004)		ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (December 2005 - Present).

(1)  The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy, which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board's retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Infrastructure Development Equity Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews* and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	August 2003 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Daniel A. Norman 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Senior Vice President and Treasurer	April 1995 - Present June 1997 - Present	Senior Vice President and Senior Portfolio Manager in the ING Investment Management Co. Senior Debt Group (November 1999 - Present).

Jeffrey A. Bakalar 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 1999 - Present	Senior Vice President in the ING Investment Management Co. Senior Debt Group (January 2000 - Present).

Elliot A. Rosen 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Senior Vice President	May 2002 - Present	Senior Vice President in the Senior Floating Rate Loan Group, ING Investment Management Co. (February 1999 - Present).

William H. Rivoir III 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Senior Vice President and Assistant Secretary	February 2001 - Present	Senior Vice President in the ING Investment Management Co. Senior Debt Group (January 2004 - Present).

Curtis F. Lee 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Senior Vice President and Chief Credit Officer	February 2001 - Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Loan Group, ING Investment Management Co. (January 2001 - Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President	November 1997 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	August 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

ING Prime Rate Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the successor in interest to Directed Services, Inc.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, ING Prime Rate Trust's (the "Trust") existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 14, 2008, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the sub-advisory contract ("Sub-Advisory Contract") with ING Investment Management Co., the sub-adviser to the Trust (the "Sub-Adviser").

The Independent Trustees also held separate meetings on October 24 and November 12, 2008 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 14, 2008 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Trust's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2009. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Trust's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Trust's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Trust ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the "I/B/F IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the Trust is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory arrangements (including the Trust's Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in 2007 and 2008, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the proposed Selected Peer Group of investment companies ("SPG") to be used by the Trust for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the I/B/F IRC, review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Trust's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2009. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2009, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Trust by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 14, 2008 Board meeting included, among other information, the following items for the Trust: (1) FACT sheets that provided information regarding the performance and expenses of the Trust and other similarly managed funds in its SPG, as well as information regarding the Trust's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Trust; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Trust's benchmark and SPG was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (5) copies of the forms of Advisory Contract and Sub-Advisory Contract; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Trust's) advisory contracts and sub-advisory contracts, including a written analysis for the Trust of how performance, fees and expenses compare to its SPG and/or designated benchmark; (9) independent analyses of Trust performance by the Trust's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Trust; and (11) other information relevant to the Board's evaluations.

The Trust's common shares were used for purposes of certain comparisons to the funds in its SPG. While the Trust has a preferred class of shares, common shares were selected for comparison purposes because they are publicly traded and are the largest class. The common shares were compared to the analogous class of shares for each fund in the SPG. The mutual funds included in the Trust's SPG were selected based upon criteria designed to mirror the Trust class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Trust on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Trust's performance.

In considering the Trust's Advisory Contract, the Board also considered the extent of benefits provided to the Trust's shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Trust were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Trust's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Trust (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Trust and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Trust's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Trust Performance

In assessing the Trust's advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Trust. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Trust included its investment performance compared to the Trust's Morningstar category median, Lipper category median, SPG and primary benchmark. The FACT sheet performance data was as of June 30, 2008. In addition, the Board also considered at its November 14, 2008 meeting certain additional data regarding performance and the Trust's asset level as of October 31, 2008.

The Trust's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Trust's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Trust, the Board considered that, based on performance data for the periods ended June 30, 2008: (1) the Trust outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; (2) the Trust underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and five-year periods, during which it outperformed; and (3) the Trust is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the most recent calendar quarter and five-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

In analyzing this performance data, the Board took into account the negative effect of the volatility in the bank loan market on the Trust's more recent performance.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Trust grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with level fees that does not include breakpoints, taking into account that the Trust is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

The Board also considered that the Trust had experienced material declines in assets, especially during October 2008, due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of this asset decline, the Board considered that there were fewer opportunities to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered, information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and institutional accounts. The Board also noted that the fee rates charged to the Trust and other institutional clients of the Adviser or the Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Trust, as compared to non-registered investment company clients; market differences in fee rates that existed when the Trust first was organized; differences in the original sponsors of the Trust that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Trust to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for the Trust. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Trust.

The Board considered the fee structure of the Trust as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Trust. For the Trust, the Board determined that the fees payable to the Adviser and Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

ING Prime Rate Trust

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts (continued)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Trust, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Trust, as compared to its SPG, including that: (a) the management fee (inclusive of a 0.25% administration fee) for the Trust is above the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Trust is above the median and the average expense ratios of the funds in its SPG. In analyzing the fee data, the Board took into account that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures was established.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Trust, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability. Further, the Board considered that the decline in the asset level of the Trust caused by recent adverse economic conditions was likely to cause a similar decline in any profits realized by the Adviser and Sub-Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Trust's operations may not be fully reflected in the expenses allocated to the Trust in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Advisers and Sub-Adviser.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Trust's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Trust's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Trust's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Trust for the year ending November 30, 2009. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Sub-Adviser

ING Investment Management Co.

230 Park Avenue

New York, NY 10169

Independent Registered
Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Institutional Investors and Analysts

Call ING Prime Rate Trust

1-800-336-3436, Extension 2217

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-992-0180

Written Requests

Please mail all account inquiries and other comments to:

ING Prime Rate Trust Account

c/o ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

4400 Computer Drive

Westboro, Massachusetts 01851

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the Trust's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust.

PRAR-UPRT

(0209-042909)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J.Michael Earley and Peter Drotch are an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $66,000 for year ended February 28, 2009 and $66,000 for year ended February 29, 2008.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $26,200 for the year ended February 28, 2009 and $35,075 for the year ended February 29, 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,970 in the year ended February 28, 2009 and $8,749 in the year ended February 29, 2008.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last approved: November 13, 2008

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e) (2)      Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,637,485 for year ended February 28, 2009 and $1,394,538 for fiscal year ended February 29, 2008.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5.  Audit Committee of Listed Registrants.

a.             The registrant has a separately-designated standing audit committee.  The members are J. Michael Earley, Patricia
W. Chadwick and Peter S. Drotch.

b.             Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  March 27, 2009

I.              INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.            COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)     Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)     The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.           DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)     The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.           APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.            VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator

3

with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely

4

access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

5

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.           CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.         REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

6

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE DEVELOPMENT EQUITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)           Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.              INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

Effective Date:  07/10/03

Revision Date:  03/27/09

II.            ROLES AND RESPONSIBILITIES

A.            Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.            Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.            Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

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A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote

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is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.            In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.            Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as

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provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.     The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.           ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a

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material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written

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response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President – Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

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EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.            GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely

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independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

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If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)       Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)       In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.

(3)       If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)       If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)       If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

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(6)       If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)       If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)       If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)       Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)       Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)       If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)       If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)       WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)       WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)       Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to

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management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)       Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)       When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

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Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)       The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)       Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

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3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

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Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions

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in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•      In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•      If the dissidents agree, the policy remains in place.

•      If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

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Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•      Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

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•                  Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•                  Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

•                  Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

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Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

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Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the

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Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

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Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such

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standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

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10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

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Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

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In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

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For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•      bundled slates of nominees (e.g., France, Hong Kong or Spain);

•      simultaneous reappointment of retiring directors (e.g., South Africa);

•      in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

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•      nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•      the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•      culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•      the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•      the founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•      the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•      evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

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Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

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Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•      exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•      provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•      are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;

•      provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•      permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•      for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•      provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•      provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•      permit post-employment vesting if deemed inappropriate by the Agent;

•      allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•      provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

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Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)   practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)   retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)   long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);

(4)   equity award valuation triggering a negative recommendation from the Agent; or

(5)   provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

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General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•      Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•      Vote FOR specific proposals to increase authorized capital, unless:

•      the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•      the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•      Vote AGAINST proposals to adopt unlimited capital authorizations.

•      The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•      Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•      Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

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•      Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

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Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•      the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•      the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

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Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•      it is editorial in nature;

•      shareholder rights are protected;

•      there is negligible or positive impact on shareholder value;

•      management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•      it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

•      the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

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•      it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•      it reduces relevant disclosure to shareholders;

•      it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•      it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•      it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•      Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•      Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•      If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•      Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Management. The following individuals comprise the investment committee of the Trust and share responsibility for the day-to-day management of the Trust’s portfolio:

Daniel A. Norman.  Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman has managed the Trust since April 1995 and is responsible for the operations, analytics, legal and marketing areas for the Trust. Mr. Norman also serves as Senior Vice President of the Trust, and he serves as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman co-manages the Trust with Mr. Bakalar.

Jeffrey A. Bakalar.  Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Mr. Bakalar has managed the Trust since January 1998 and is responsible for overseeing the portfolio management of the Trust. Before joining ING Groep N.V., Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Trust and as Senior Vice President of ING Senior Income Fund, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar co-manages the Trust with Mr. Norman.

(a) (2) (i-iii) Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the Portfolio Managers as of February 28, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Daniel A. Norman	2	$1,628,411,912	12	$4,588,709,884	0	$0
Jeffrey A. Bakalar	2	$1,628,411,912	12	$4,588,709,884	0	$0

* Of these other accounts, none have an advisory fee based on performance.

(a) (2) (iv) Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Trust.

(a) (3) Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM’s performance, one- and three-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

Portfolio managers are also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  ING IM has a defined index, the S&P’s LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Inc. (“Morningstar”), Lipper Analytical Services, Inc. (“Lipper”) and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash revenue).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

Portfolio managers whose base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

(a) (4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of February 28, 2009, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Dollar Range of
Portfolio Manager	Trust Shares Owned
Daniel A. Norman	$1 - $50,000
Jeffrey A. Bakalar	$1 - $50,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board.  In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODEETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Prime Rate Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	May 8, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	May 8, 2009